UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2014

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Stock Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Stock Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 30

Federal Tax Information	18

Management and Organization	31

Important Notices	34

Eaton Vance

Stock Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 (the Index) recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Stock Fund (formerly, Eaton Vance Large-Cap Core Research Fund) (the Fund) had a total return of 11.99% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the Index, which returned 13.69% for the same period.

The Fund’s underperformance versus the Index was primarily the result of stock selection. Of the 10 economic sectors represented in the Index, nine had positive returns for the

12-month period. The Fund recorded positive returns in eight of those sectors.

Consumer discretionary was the Fund’s worst-performing sector versus the Index, primarily due to stock selection. Within the sector, the internet & catalog retail industry was a notable laggard. Online retail giant Amazon.com, Inc. was the Fund’s poorest-performing individual stock for the period, after its profits disappointed. Online travel retailer Priceline Group, Inc. was also a key detractor to Fund performance, as its exposure to the weak European economy hurt financial results. Amid falling oil prices, stock selection in the energy sector further detracted from the Fund’s performance relative to the Index. At the individual stock level, two large companies in the energy equipment & services industry, Weatherford International PLC and Halliburton Co., were among the Fund’s weakest performers. Stock selection in the financials sector also hampered the Fund’s performance relative to the Index. In particular, the Fund’s holdings in the banking industry were a drag on relative performance versus the Index.

On the positive side, information technology was the Fund’s best-performing sector versus the Index, thanks to stock selection. At the individual stock level, leading computer and smartphone maker Apple, Inc. was the Fund’s top performer, as it benefited from new product introductions. In the semiconductors & semiconductor equipment industry, semiconductor manufacturer NXP Semiconductors NV was also among the Fund’s leading individual stocks, boosted by growing demand for smart chips from the telecommunications, auto and industrial machinery markets. The stock was sold during the period. Stock selection in the consumer staples sector further aided the Fund’s performance relative to the Index, particularly in the beverages and tobacco industries. Tobacco giant Altria Group, Inc. was among the Fund’s top-performing individual stocks, helped by its consistent dividend growth. Stock selection in the utilities sector also contributed to the Fund’s relative performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Stock Fund

December 31, 2014

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2001	11/01/2001	11.99%	13.14%	8.26%
Class A with 5.75% Maximum Sales Charge	—	—	5.53	11.81	7.62
Class C at NAV	10/01/2009	11/01/2001	11.16	12.32	7.85
Class C with 1% Maximum Sales Charge	—	—	10.18	12.32	7.85
Class I at NAV	09/03/2008	11/01/2001	12.24	13.41	8.44
S&P 500 Index	—	—	13.69%	15.45%	7.67%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.29%	2.04%	1.04%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2004	$21,296	N.A.
Class I	$250,000	12/31/2004	$562,144	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Stock Fund

December 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.6%
Microsoft Corp.	3.2
Google, Inc., Class C	2.5
Verizon Communications, Inc.	2.2
Altria Group, Inc.	2.0
QUALCOMM, Inc.	2.0
Aflac, Inc.	1.9
Merck & Co., Inc.	1.8
Oracle Corp.	1.8
Occidental Petroleum Corp.	1.8
Total	22.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Stock Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Stock Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,031.40	$6.04	**	1.18%
Class C	$1,000.00	$1,027.50	$9.86	**	1.93%
Class I	$1,000.00	$1,032.50	$4.82	**	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01	**	1.18%
Class C	$1,000.00	$1,015.50	$9.80	**	1.93%
Class I	$1,000.00	$1,020.50	$4.79	**	0.94%

Effective October 31, 2014, the contractual expense caps of the Fund changed. If these changes had been in place during the entire reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,031.40	$5.38	**	1.05%
Class C	$1,000.00	$1,027.50	$9.20	**	1.80%
Class I	$1,000.00	$1,032.50	$4.10	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	**	1.05%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Stock Fund

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Investment in Stock Portfolio, at value (identified cost, $63,215,658)	$75,425,827
Receivable for Fund shares sold	122,800
Receivable from affiliate	21,372
Total assets	$75,569,999

Liabilities
Payable for Fund shares redeemed	$234,499
Payable to affiliates:
Distribution and service fees	20,493
Trustees’ fees	125
Accrued expenses	45,605
Total liabilities	$300,722
Net Assets	$75,269,277

Sources of Net Assets
Paid-in capital	$61,392,808
Accumulated net realized gain from Portfolio	1,633,716
Accumulated undistributed net investment income	32,584
Net unrealized appreciation from Portfolio	12,210,169
Total	$75,269,277

Class A Shares
Net Assets	$50,826,175
Shares Outstanding	3,242,352
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.68
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.64

Class C Shares
Net Assets	$11,683,001
Shares Outstanding	757,630
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.42

Class I Shares
Net Assets	$12,760,101
Shares Outstanding	813,603
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.68

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $10,450)	$1,303,385
Interest allocated from Portfolio	1,417
Expenses allocated from Portfolio	(523,293)
Total investment income from Portfolio	$781,509

Expenses
Administration fee	$91,071
Distribution and service fees
Class A	115,496
Class C	94,208
Trustees’ fees and expenses	500
Custodian fee	16,063
Transfer and dividend disbursing agent fees	56,444
Legal and accounting services	25,978
Printing and postage	30,049
Registration fees	54,117
Miscellaneous	11,905
Total expenses	$495,831
Deduct —
Waiver and reimbursement of expenses by an affiliate	$98,117
Total expense reductions	$98,117

Net expenses	$397,714

Net investment income	$383,795

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$11,266,429
Written options	231,323
Foreign currency transactions	(835)
Net realized gain	$11,496,917
Change in unrealized appreciation (depreciation) —
Investments	$(3,175,684)
Written options	(9,771)
Foreign currency	(654)
Net change in unrealized appreciation (depreciation)	$(3,186,109)

Net realized and unrealized gain	$8,310,808

Net increase in net assets from operations	$8,694,603

8	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$383,795	$211,363
Net realized gain from investment transactions, written options and foreign currency transactions	11,496,917	8,898,231
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(3,186,109)	6,988,183
Net increase in net assets from operations	$8,694,603	$16,097,777
Distributions to shareholders —
From net investment income
Class A	$(216,513)	$(162,576)
Class C	—	(4,712)
Class I	(78,018)	(70,937)
From net realized gain
Class A	(5,574,996)	(4,262,022)
Class C	(1,242,441)	(763,766)
Class I	(1,630,978)	(1,157,458)
Total distributions to shareholders	$(8,742,946)	$(6,421,471)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,901,229	$9,989,896
Class C	4,337,088	1,983,569
Class I	21,010,470	7,085,702
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,649,273	4,319,658
Class C	1,144,420	714,026
Class I	1,344,114	668,431
Cost of shares redeemed
Class A	(11,690,484)	(15,236,211)
Class C	(1,668,819)	(1,019,730)
Class I	(21,724,642)	(6,732,032)
Net increase in net assets from Fund share transactions	$12,302,649	$1,773,309

Net increase in net assets	$12,254,306	$11,449,615

Net Assets
At beginning of year	$63,014,971	$51,565,356
At end of year	$75,269,277	$63,014,971

Accumulated undistributed net investment income included in net assets
At end of year	$32,584	$—

9	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2014

Financial Highlights

	Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$15.850	$13.330	$12.980	$13.350	$12.170

Income (Loss) From Operations
Net investment income(1)	$0.095	$0.063	$0.100	$0.098	$0.071
Net realized and unrealized gain (loss)	1.722	4.232	1.941	(0.373)	1.159

Total income (loss) from operations	$1.817	$4.295	$2.041	$(0.275)	$1.230

Less Distributions
From net investment income	$(0.073)	$(0.065)	$(0.102)	$(0.095)	$(0.050)
From net realized gain	(1.914)	(1.710)	(1.589)	—	—

Total distributions	$(1.987)	$(1.775)	$(1.691)	$(0.095)	$(0.050)

Net asset value — End of year	$15.680	$15.850	$13.330	$12.980	$13.350

Total Return(2)	11.99%	32.83%	15.59%	(2.06)%	10.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,826	$43,270	$37,308	$38,113	$38,877
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.22%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.57%	0.41%	0.70%	0.74%	0.58%
Portfolio Turnover of the Portfolio	109%	90%	91%	64%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and subsidized certain operating expenses (equal to 0.13%, 0.19%, 0.21%, 0.21% and 0.24% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent the waivers and subsidy, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2014

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$15.640	$13.200	$12.880	$13.270	$12.130

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.029)	$(0.053)	$(0.007)	$0.005	$(0.017)
Net realized and unrealized gain (loss)	1.697	4.165	1.926	(0.371)	1.158

Total income (loss) from operations	$1.668	$4.112	$1.919	$(0.366)	$1.141

Less Distributions
From net investment income	$—	$(0.010)	$(0.010)	$(0.024)	$(0.001)
From net realized gain	(1.888)	(1.662)	(1.589)	—	—

Total distributions	$(1.888)	$(1.672)	$(1.599)	$(0.024)	$(0.001)

Net asset value — End of year	$15.420	$15.640	$13.200	$12.880	$13.270

Total Return(2)	11.16%	31.72%	14.78%	(2.76)%	9.40%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,683	$8,123	$5,382	$5,276	$1,637
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.96%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.18)%	(0.35)%	(0.05)%	0.04%	(0.14)%
Portfolio Turnover of the Portfolio	109%	90%	91%	64%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator waived its fees and subsidized certain operating expenses (equal to 0.13%, 0.19%, 0.21%, 0.21% and 0.24% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent the waivers and subsidy, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2014

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$15.850	$13.330	$12.980	$13.360	$12.170

Income (Loss) From Operations
Net investment income(1)	$0.126	$0.102	$0.132	$0.130	$0.103
Net realized and unrealized gain (loss)	1.729	4.233	1.946	(0.379)	1.164

Total income (loss) from operations	$1.855	$4.335	$2.078	$(0.249)	$1.267

Less Distributions
From net investment income	$(0.111)	$(0.105)	$(0.139)	$(0.131)	$(0.077)
From net realized gain	(1.914)	(1.710)	(1.589)	—	—

Total distributions	$(2.025)	$(1.815)	$(1.728)	$(0.131)	$(0.077)

Net asset value — End of year	$15.680	$15.850	$13.330	$12.980	$13.360

Total Return(2)	12.24%	33.14%	15.89%	(1.86)%	10.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,760	$11,622	$8,876	$15,454	$17,505
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.97%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.75%	0.66%	0.92%	0.97%	0.84%
Portfolio Turnover of the Portfolio	109%	90%	91%	64%	44%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator waived its fees and subsidized certain operating expenses (equal to 0.13%, 0.19%, 0.21%, 0.21% and 0.24% of average daily net assets for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent the waivers and subsidy, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Stock Fund

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Stock Fund (formerly, Eaton Vance Large-Cap Core Research Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Stock Portfolio (formerly, Large-Cap Core Research Portfolio) (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (29.8% at December 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations,

13

Eaton Vance

Stock Fund

December 31, 2014

Notes to Financial Statements — continued

which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31,
	2014	2013

Distributions declared from:
Ordinary income	$2,509,083	$2,281,820
Long-term capital gains	$6,233,863	$4,139,651

During the year ended December 31, 2014, accumulated net realized gain was decreased by $2,690,618, accumulated undistributed net investment income was decreased by $56,680 and paid-in capital was increased by $2,747,298 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$570,543
Undistributed long-term capital gains	$1,460,995
Net unrealized appreciation	$11,844,931

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and the tax treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but currently receives no compensation. Prior to October 31, 2014, EVM earned an administration fee for administering the business affairs of the Fund and was computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2014, the administration fee amounted to $91,071. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% (1.25%, 2.00% and 1.00% prior to October 31, 2014) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2015. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $98,117 for the year ended December 31, 2014. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $2,764 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,550 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $115,496 for Class A shares.

14

Eaton Vance

Stock Fund

December 31, 2014

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2014, the Fund paid or accrued to EVD $70,656 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to $23,552 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2014, the Fund was informed that EVD received approximately $100 and $100 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $27,357,385 and $24,066,363, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2014	2013

Sales	845,764	647,688
Issued to shareholders electing to receive payments of distributions in Fund shares	369,924	282,643
Redemptions	(704,100)	(997,414)

Net increase (decrease)	511,588	(67,083)

	Year Ended December 31,
Class C	2014	2013

Sales	265,371	129,579
Issued to shareholders electing to receive payments of distributions in Fund shares	76,143	47,313
Redemptions	(103,200)	(65,349)

Net increase	238,314	111,543

15

Eaton Vance

Stock Fund

December 31, 2014

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2014	2013

Sales	1,256,387	454,502
Issued to shareholders electing to receive payments of distributions in Fund shares	87,972	43,654
Redemptions	(1,264,132)	(430,450)

Net increase	80,227	67,706

8  Name Change

Effective October 31, 2014, the name of Eaton Vance Stock Fund was changed from Eaton Vance Large-Cap Core Research Fund.

16

Eaton Vance

Stock Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Stock Fund (formerly Eaton Vance Large-Cap Core Research Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock Fund (formerly Eaton Vance Large-Cap Core Research Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Stock Fund (formerly Eaton Vance Large-Cap Core Research Fund) as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

17

Eaton Vance

Stock Fund

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, the Fund designates approximately $1,155,339, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 31.33% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $8,545,066 or, if subsequently determined to be different, the net capital gain of such year.

18

Stock Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 99.2%

Security	Shares	Value

Aerospace & Defense — 1.0%
Spirit AeroSystems Holdings, Inc., Class A(1)	60,000	$2,582,400

		$2,582,400

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	41,346	$3,096,402

		$3,096,402

Auto Components — 1.0%
Dana Holding Corp.	118,000	$2,565,320

		$2,565,320

Banks — 6.0%
Bank of America Corp.	169,322	$3,029,171
Citigroup, Inc.	53,011	2,868,425
JPMorgan Chase & Co.	67,770	4,241,047
KeyCorp	185,000	2,571,500
PNC Financial Services Group, Inc. (The)	27,650	2,522,509

		$15,232,652

Beverages — 2.6%
Constellation Brands, Inc., Class A(1)	36,807	$3,613,343
PepsiCo, Inc.	32,573	3,080,103

		$6,693,446

Biotechnology — 2.7%
Biogen Idec, Inc.(1)	3,700	$1,255,965
Celgene Corp.(1)	11,000	1,230,460
Gilead Sciences, Inc.(1)	45,693	4,307,022

		$6,793,447

Building Products — 1.0%
Armstrong World Industries, Inc.(1)	50,000	$2,556,000

		$2,556,000

Capital Markets — 2.7%
Affiliated Managers Group, Inc.(1)	12,712	$2,697,995
Blackstone Group LP (The)	125,000	4,228,750

		$6,926,745

Security	Shares	Value

Chemicals — 1.0%
Monsanto Co.	20,954	$2,503,374

		$2,503,374

Communications Equipment — 2.0%
QUALCOMM, Inc.	66,500	$4,942,945

		$4,942,945

Consumer Finance — 1.6%
Discover Financial Services	60,956	$3,992,008

		$3,992,008

Diversified Telecommunication Services — 2.2%
Verizon Communications, Inc.	120,825	$5,652,193

		$5,652,193

Electric Utilities — 1.7%
NextEra Energy, Inc.	40,796	$4,336,207

		$4,336,207

Electrical Equipment — 1.5%
Eaton Corp. PLC	55,200	$3,751,392

		$3,751,392

Energy Equipment & Services — 1.1%
Halliburton Co.	47,500	$1,868,175
Weatherford International PLC(1)	86,619	991,788

		$2,859,963

Food & Staples Retailing — 2.0%
Kroger Co. (The)	50,500	$3,242,605
Wal-Mart Stores, Inc.	22,000	1,889,360

		$5,131,965

Food Products — 1.7%
Pinnacle Foods, Inc.	120,000	$4,236,000

		$4,236,000

Health Care Equipment & Supplies — 2.2%
Medtronic, Inc.	34,000	$2,454,800
Stryker Corp.	33,147	3,126,757

		$5,581,557

19	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.1%
Humana, Inc.	20,093	$2,885,958

		$2,885,958

Health Care Technology — 0.7%
Cerner Corp.(1)	26,532	$1,715,559

		$1,715,559

Hotels, Restaurants & Leisure — 2.0%
Las Vegas Sands Corp.	40,469	$2,353,677
Starbucks Corp.	33,100	2,715,855

		$5,069,532

Household Products — 1.5%
Colgate-Palmolive Co.	53,153	$3,677,656

		$3,677,656

Industrial Conglomerates — 1.4%
General Electric Co.	140,000	$3,537,800

		$3,537,800

Insurance — 3.3%
ACE, Ltd.	31,800	$3,653,184
Aflac, Inc.	78,400	4,789,456

		$8,442,640

Internet & Catalog Retail — 2.3%
Amazon.com, Inc.(1)	9,059	$2,811,461
Priceline Group, Inc. (The)(1)	2,560	2,918,937

		$5,730,398

Internet Software & Services — 3.8%
Facebook, Inc., Class A(1)	42,209	$3,293,146
Google, Inc., Class C(1)	11,816	6,219,943

		$9,513,089

IT Services — 2.4%
Fiserv, Inc.(1)	34,944	$2,479,976
Visa, Inc., Class A	13,508	3,541,797

		$6,021,773

Security	Shares	Value

Leisure Products — 1.2%
Polaris Industries, Inc.	19,520	$2,952,205

		$2,952,205

Life Sciences Tools & Services — 1.0%
Thermo Fisher Scientific, Inc.	19,662	$2,463,452

		$2,463,452

Machinery — 1.8%
Caterpillar, Inc.	24,603	$2,251,913
Donaldson Co., Inc.	58,504	2,260,009

		$4,511,922

Media — 3.1%
CBS Corp., Class B	48,000	$2,656,320
Comcast Corp., Class A	47,643	2,763,771
Walt Disney Co. (The)	26,564	2,502,063

		$7,922,154

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	43,657	$1,019,828

		$1,019,828

Multi-Utilities — 1.5%
Sempra Energy	34,467	$3,838,245

		$3,838,245

Multiline Retail — 0.6%
Big Lots, Inc.	40,000	$1,600,800

		$1,600,800

Oil, Gas & Consumable Fuels — 7.4%
Anadarko Petroleum Corp.	39,147	$3,229,627
Devon Energy Corp.	39,118	2,394,413
Exxon Mobil Corp.	49,300	4,557,785
Occidental Petroleum Corp.	56,639	4,565,670
Phillips 66	53,500	3,835,950

		$18,583,445

Paper & Forest Products — 1.7%
International Paper Co.	79,659	$4,268,129

		$4,268,129

20	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals — 6.2%
Eli Lilly & Co.	63,500	$4,380,865
Merck & Co., Inc.	81,801	4,645,479
Roche Holding AG ADR	66,272	2,252,585
Teva Pharmaceutical Industries, Ltd. ADR	76,600	4,405,266

		$15,684,195

Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc.	21,783	$3,559,124
Public Storage, Inc.	19,100	3,530,635

		$7,089,759

Road & Rail — 1.1%
CSX Corp.	80,003	$2,898,509

		$2,898,509

Semiconductors & Semiconductor Equipment — 2.6%
RF Micro Devices, Inc.(1)	177,600	$2,946,384
Spansion, Inc. Class A(1)	108,000	3,695,760

		$6,642,144

Software — 5.5%
Microsoft Corp.	172,659	$8,020,011
Oracle Corp.	103,134	4,637,936
Workiva, Inc.(1)	90,000	1,206,000

		$13,863,947

Specialty Retail — 1.8%
Home Depot, Inc. (The)	43,356	$4,551,079

		$4,551,079

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	81,597	$9,006,677

		$9,006,677

Tobacco — 2.0%
Altria Group, Inc.	101,053	$4,978,881

		$4,978,881

Trading Companies & Distributors — 1.2%
W.W. Grainger, Inc.	11,900	$3,033,191

		$3,033,191

Total Common Stocks — 99.2% (identified cost $208,004,975)		$250,936,983

Short-Term Investments — 0.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$1,760	$1,759,664

Total Short-Term Investments (identified cost $1,759,664)		$1,759,664

Total Investments — 99.9% (identified cost $209,764,639)		$252,696,647

Other Assets, Less Liabilities — 0.1%		$232,687

Net Assets — 100.0%		$252,929,334

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $208,004,975)	$250,936,983
Affiliated investment, at value (identified cost, $1,759,664)	1,759,664
Foreign currency, at value (identified cost, $26,771)	25,531
Dividends receivable	346,155
Interest receivable from affiliated investment	278
Tax reclaims receivable	50,602
Total assets	$253,119,213

Liabilities
Payable to affiliates:
Investment adviser fee	$138,505
Trustees’ fees	3,060
Accrued expenses	48,314
Total liabilities	$189,879
Net Assets applicable to investors’ interest in Portfolio	$252,929,334

Sources of Net Assets
Investors’ capital	$209,999,591
Net unrealized appreciation	42,929,743
Total	$252,929,334

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $38,080)	$4,429,898
Interest allocated from affiliated investment	4,712
Expenses allocated from affiliated investment	(477)
Total investment income	$4,434,133

Expenses
Investment adviser fee	$1,619,686
Trustees’ fees and expenses	12,326
Custodian fee	84,286
Legal and accounting services	42,601
Miscellaneous	9,025
Total expenses	$1,767,924
Deduct —
Reduction of custodian fee	$3
Total expense reductions	$3

Net expenses	$1,767,921

Net investment income	$2,666,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$40,302,390
Investment transactions allocated from affiliated investment	52
Written options	842,991
Foreign currency transactions	(2,782)
Net realized gain	$41,142,651
Change in unrealized appreciation (depreciation) —
Investments	$(13,730,270)
Written options	(8,146)
Foreign currency	(2,141)
Net change in unrealized appreciation (depreciation)	$(13,740,557)

Net realized and unrealized gain	$27,402,094

Net increase in net assets from operations	$30,068,306

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$2,666,212	$1,930,920
Net realized gain from investment transactions, written options and foreign currency transactions	41,142,651	30,992,242
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(13,740,557)	26,698,613
Net increase in net assets from operations	$30,068,306	$59,621,775
Capital transactions —
Contributions	$60,069,001	$22,378,744
Withdrawals	(74,340,840)	(33,673,667)
Net decrease in net assets from capital transactions	$(14,271,839)	$(11,294,923)

Net increase in net assets	$15,796,467	$48,326,852

Net Assets
At beginning of year	$237,132,867	$188,806,015
At end of year	$252,929,334	$237,132,867

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.71%	0.73%	0.73%	0.73%	0.73%
Net investment income	1.07%	0.93%	1.21%	1.25%	1.09%
Portfolio Turnover	109%	90%	91%	64%	44%

Total Return	12.56%	33.50%	16.18%	(1.55)%	10.68%

Net assets, end of year (000’s omitted)	$252,929	$237,133	$188,806	$204,506	$222,854

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Stock Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (formerly, Large-Cap Core Research Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Stock Fund (formerly, Eaton Vance Large-Cap Core Research Fund) and Eaton Vance Balanced Fund held an interest of 29.8% and 70.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

26

Stock Portfolio

December 31, 2014

Notes to Financial Statements — continued

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2014, the Portfolio’s investment adviser fee

27

Stock Portfolio

December 31, 2014

Notes to Financial Statements — continued

amounted to $1,619,686 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $269,465,581 and $278,522,889, respectively, for the year ended December 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$211,391,817

Gross unrealized appreciation	$44,830,889
Gross unrealized depreciation	(3,526,059)

Net unrealized appreciation	$41,304,830

The net unrealized depreciation on foreign currency at December 31, 2014 on a federal income tax basis was $2,265.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2014, there were no obligations outstanding under these financial instruments.

Written options activity for the year ended December 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	213	$41,311
Options written	17,786	1,147,418
Options terminated in closing purchase transactions	(4,069)	(414,752)
Options exercised	(1,676)	(100,660)
Options expired	(12,254)	(673,317)

Outstanding, end of year	—	$—

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended December 31, 2014, the Portfolio entered into option transactions or a combination of option transactions on individual securities to seek return and/or to seek to reduce the Fund’s exposure to a decline in the stock price.

28

Stock Portfolio

December 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(420,194)	$(659)
Written options	842,991	(8,146)

Total	$422,797	$(8,805)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was 1,121 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$250,936,983	*	$—	$—	$250,936,983
Short-Term Investments	—		1,759,664	—	1,759,664

Total Investments	$250,936,983		$1,759,664	$—	$252,696,647

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

8  Name Change

Effective October 31, 2014, the name of Stock Portfolio was changed from Large-Cap Core Research Portfolio.

29

Stock Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio (formerly Large-Cap Core Research Portfolio):

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (formerly Large-Cap Core Research Portfolio) (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Stock Portfolio (formerly Large-Cap Core Research Portfolio) as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

30

Eaton Vance

Stock Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

31

Eaton Vance

Stock Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of the Portfolio	2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

32

Eaton Vance

Stock Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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This Page Intentionally Left Blank

Investment Adviser of Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Stock Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1325 12.31.14

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation the Funds is subject to the CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2014

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

Management’s Discussion of Fund Performance	2

Performance

Tax-Managed Growth Fund 1.1	3
Tax-Managed Growth Fund 1.2	4

Fund Profile	5

Endnotes and Additional Disclosures	6

Fund Expenses	7

Financial Statements	9

Report of Independent Registered Public Accounting Firm	27 and 44

Federal Tax Information	28

Management and Organization	45

Important Notices	51

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For investors in U.S. stocks, 2014 was a good year. The S&P 500 Index2 recorded its third consecutive year of double-digit gains, advancing 13.69% for the 12-month period ended December 31, 2014. During the final month of the period, the Dow Jones Industrial Average (the Dow) topped 18,000 for the first time ever, finishing the year with a 10.04% gain. The technology-laden NASDAQ Composite Index added 14.75% for the period.

U.S. equities were driven upward by an ongoing, modest economic recovery that contrasted sharply with slowing growth in most other regions of the globe. U.S. corporate profits remained strong, while unemployment continued to decline. Falling crude oil prices, particularly in the fourth quarter, contributed to low inflation and higher consumer spending.

The year was not without market volatility, however. In January 2014, U.S. equities declined on worries that an unusually cold winter, which led to a spike in natural gas prices, might negatively impact consumer spending. The market also pulled back in October 2014 and again briefly in December, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to rattle U.S. investors.

But each time, U.S. stocks bounced back. The Dow and the S&P 500 Index both reached new all-time highs several times during the 12-month period. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index). Within the large-cap space, value stocks modestly outpaced growth stocks. For small caps, the reverse was true, as growth stocks outperformed value stocks.

Fund Performance

For the 12-month period ended December 31, 2014, Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax- Managed Growth Fund 1.2 (each a “Fund” and collectively “the Funds”) had total returns of 12.33% and 12.10%, respectively, each for Class A shares at net asset value (NAV), underperforming the Funds’ benchmark, the S&P 500 Index (the Index), which returned 13.69% for the same period.

The Funds underperformed the Index due to stock selection. Sector allocation overall contributed positively to the Funds’ performance versus the Index. Of the 10 economic sectors represented in the Index, nine had positive returns for the 12-month period. Each of the Funds recorded positive returns in eight of those sectors.

Industrials was the Funds’ weakest-performing sector versus the Index, due to both stock selection and sector allocation. Within the sector, the aerospace & defense and electrical equipment industries were notable laggards versus the Index. Electrical equipment maker Emerson Electric Co. was the Funds’ worst-performing stock versus the Index for the period, as slow economic growth overseas constrained its financial results. The Funds’ overweight position in the stock contributed to their underperformance versus the Index. The Funds’ lack of exposure to the airlines industry also detracted from the Funds’ performance versus the Index. The financials sector underperformed relative to the Index as a result of stock selection, particularly in the banks and capital markets industries. At the individual stock level, Franklin Resources, Inc., a global investment management firm, was among the Funds’ worst performers relative to the Index, partially due to an overweight position. Also within financials, the Funds’ lack of holdings in the real estate investment trust (REIT) industry was a drag on the Funds’ performance relative to the Index. The Funds’ underweight position in the utilities sector also hurt the Funds’ performance versus the Index.

On the positive side, energy was the Funds’ best-performing sector versus the Index for the period, due primarily to an underweight position. In particular, the Funds’ underweight in the lagging oil, gas & consumable fuels industry contributed to the Funds’ performance relative to the Index. The consumer discretionary sector also aided the Funds’ performance relative to the Index, thanks to favorable stock selection. Within the sector, the Funds’ holdings in the textiles, apparel & luxury goods industry and the media industry made notable contributions to the Funds’ performance versus the Index. Entertainment giant Walt Disney Co. was one of the Funds’ top-performing stocks versus the Index, due in part to an overweight position. The stock was buoyed by strength in its movie and media businesses. Athletic footwear company NIKE, Inc., which benefited from continued global growth, also contributed to the Funds’ performance versus the Index, due partly to an overweight position. Elsewhere, the Funds’ underweight in the lagging telecommunication services sector helped the Funds’ performance relative to the Index. Overall, the Funds’ leading stock versus the Index for the period was semiconductor maker Intel Corp., which experienced renewed growth in the personal computer space and strength in its data center business. The Funds benefited from an overweight position in the stock.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2014

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/28/1996	03/29/1966	12.33%	13.98%	6.90%
Class A with 5.75% Maximum Sales Charge	—	—	5.86	12.64	6.27
Class B at NAV	03/28/1996	03/29/1966	11.51	13.14	6.11
Class B with 5% Maximum Sales Charge	—	—	6.51	12.89	6.11
Class C at NAV	08/02/1996	03/29/1966	11.48	13.14	6.10
Class C with 1% Maximum Sales Charge	—	—	10.48	13.14	6.10
Class I at NAV	07/02/1999	03/29/1966	12.62	14.23	7.18
S&P 500 Index	—	—	13.69%	15.45%	7.67%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/28/1996	03/29/1966	5.60%	12.41%	6.06%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.53	10.13	5.06
Class B After Taxes on Distributions	03/28/1996	03/29/1966	6.46	12.85	6.08
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	3.73	10.34	4.92
Class C After Taxes on Distributions	08/02/1996	03/29/1966	10.36	13.03	6.00
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	6.04	10.54	4.92
Class I After Taxes on Distributions	07/02/1999	03/29/1966	12.26	13.92	6.91
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	7.44	11.46	5.82

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.83%	1.59%	1.58%	0.59%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2004	$18,100	N.A.
Class C	$10,000	12/31/2004	$18,086	N.A.
Class I	$250,000	12/31/2004	$500,384	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2014

Performance2,3

Portfolio Managers Lewis R. Piantedosi, Michael A. Allison, CFA and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/28/2001	03/29/1966	12.10%	13.77%	6.72%
Class A with 5.75% Maximum Sales Charge	—	—	5.66	12.43	6.09
Class B at NAV	02/28/2001	03/29/1966	11.33	12.94	5.93
Class B with 5% Maximum Sales Charge	—	—	6.33	12.69	5.93
Class C at NAV	02/28/2001	03/29/1966	11.30	12.93	5.93
Class C with 1% Maximum Sales Charge	—	—	10.30	12.93	5.93
Class I at NAV	02/28/2001	03/29/1966	12.42	14.04	7.00
S&P 500 Index	—	—	13.69%	15.45%	7.67%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	02/28/2001	03/29/1966	5.44%	12.23%	5.91%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.39	9.95	4.90
Class B After Taxes on Distributions	02/28/2001	03/29/1966	6.32	12.68	5.90
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	3.59	10.17	4.77
Class C After Taxes on Distributions	02/28/2001	03/29/1966	10.25	12.87	5.88
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	5.88	10.37	4.77
Class I After Taxes on Distributions	02/28/2001	03/29/1966	12.12	13.79	6.77
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	7.28	11.30	5.67

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.00%	1.75%	1.75%	0.75%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2004	$17,789	N.A.
Class C	$10,000	12/31/2004	$17,803	N.A.
Class I	$250,000	12/31/2004	$492,089	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Tax-Managed Growth Funds 1.1and 1.2

December 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	3.2%
Intel Corp.	2.6
NIKE, Inc., Class B	2.2
United Technologies Corp.	2.1
Walt Disney Co. (The)	2.0
Exxon Mobil Corp.	1.9
JPMorgan Chase & Co.	1.9
Johnson & Johnson	1.8
Oracle Corp.	1.7
Facebook, Inc., Class A	1.7
Total	21.1%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

6

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,060.60	$4.26	0.82%
Class B	$1,000.00	$1,056.80	$8.14	1.57%
Class C	$1,000.00	$1,056.40	$8.14	1.57%
Class I	$1,000.00	$1,061.80	$2.96	0.57%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$4.18	0.82%
Class B	$1,000.00	$1,017.30	$7.98	1.57%
Class C	$1,000.00	$1,017.30	$7.98	1.57%
Class I	$1,000.00	$1,022.30	$2.91	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

7

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Fund Expenses — continued

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,059.20	$5.14	0.99%
Class B	$1,000.00	$1,055.70	$9.02	1.74%
Class C	$1,000.00	$1,055.40	$9.01	1.74%
Class I	$1,000.00	$1,060.90	$3.84	0.74%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.04	0.99%
Class B	$1,000.00	$1,016.40	$8.84	1.74%
Class C	$1,000.00	$1,016.40	$8.84	1.74%
Class I	$1,000.00	$1,021.50	$3.77	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

8

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Statements of Assets and Liabilities

	December 31, 2014
Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $564,911,004 and $268,638,291, respectively)	$1,430,590,951	$605,632,955
Receivable for Fund shares sold	807,804	955,604
Total assets	$1,431,398,755	$606,588,559

Liabilities
Payable for Fund shares redeemed	$1,431,636	$377,885
Payable to affiliates:
Administration fee	—	77,150
Distribution and service fees	478,605	228,988
Trustees’ fees	125	125
Accrued expenses	223,433	115,757
Total liabilities	$2,133,799	$799,905
Net Assets	$1,429,264,956	$605,788,654

Sources of Net Assets
Paid-in capital	$722,173,805	$375,795,350
Accumulated net realized loss from Portfolio	(158,596,172)	(107,004,274)
Accumulated undistributed net investment income	7,376	2,914
Net unrealized appreciation from Portfolio	865,679,947	336,994,664
Total	$1,429,264,956	$605,788,654

Class A Shares
Net Assets	$1,096,567,471	$377,643,856
Shares Outstanding	28,180,306	21,575,269
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$38.91	$17.50
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$41.28	$18.57

Class B Shares
Net Assets	$7,410,681	$6,026,552
Shares Outstanding	194,374	347,709
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$38.13	$17.33

Class C Shares
Net Assets	$280,250,170	$169,637,951
Shares Outstanding	7,983,429	9,938,166
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$35.10	$17.07

Class I Shares
Net Assets	$45,036,634	$52,480,295
Shares Outstanding	1,236,253	2,993,490
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$36.43	$17.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Statements of Operations

	Year Ended December 31, 2014
Investment Income	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
Dividends allocated from Portfolio (net of foreign taxes, $204,993 and $84,662, respectively)	$26,609,327	$11,027,871
Interest allocated from Portfolio	27,228	11,295
Expenses allocated from Portfolio	(6,530,304)	(2,706,928)
Total investment income from Portfolio	$20,106,251	$8,332,238

Expenses
Administration fee	$—	$854,715
Distribution and service fees
Class A	2,641,359	900,622
Class B	85,272	68,354
Class C	2,705,011	1,603,639
Trustees’ fees and expenses	500	500
Custodian fee	62,911	41,385
Transfer and dividend disbursing agent fees	885,250	371,000
Professional fees	38,097	28,916
Printing and postage	139,670	65,005
Registration fees	83,521	94,753
Miscellaneous	222,032	69,682
Total expenses	$6,863,623	$4,098,571

Net investment income	$13,242,628	$4,233,667

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions(1)	$67,341,892	$24,614,810
Foreign currency transactions	(102)	(49)
Net realized gain	$67,341,790	$24,614,761
Change in unrealized appreciation (depreciation) —
Investments	$78,319,659	$36,189,517
Foreign currency	(26,609)	(11,117)
Net change in unrealized appreciation (depreciation)	$78,293,050	$36,178,400

Net realized and unrealized gain	$145,634,840	$60,793,161

Net increase in net assets from operations	$158,877,468	$65,026,828

(1)	Includes $68,105,281 and $24,464,622, respectively, of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31, 2014
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$13,242,628	$4,233,667
Net realized gain from investment and foreign currency transactions	67,341,790	24,614,761
Net change in unrealized appreciation (depreciation) from investments and foreign currency	78,293,050	36,178,400
Net increase in net assets from operations	$158,877,468	$65,026,828
Distributions to shareholders —
From net investment income
Class A	$(11,408,721)	$(3,371,773)
Class B	(14,372)	(1,415)
Class C	(1,298,306)	(373,268)
Class I	(610,067)	(586,944)
Total distributions to shareholders	$(13,331,466)	$(4,333,400)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,660,576	$19,676,710
Class B	33,495	43,239
Class C	1,424,318	8,351,801
Class I	97,305,407	38,108,056
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,762,569	3,082,951
Class B	13,348	1,220
Class C	1,056,218	309,337
Class I	390,604	524,912
Cost of shares redeemed
Class A	(82,734,346)	(38,594,775)
Class B	(726,376)	(672,583)
Class C	(20,193,880)	(14,010,703)
Class I	(97,497,815)	(27,518,531)
Net asset value of shares exchanged
Class A	2,658,431	2,093,444
Class B	(2,658,431)	(2,093,444)
Net decrease in net assets from Fund share transactions	$(84,505,882)	$(10,698,366)

Net increase in net assets	$61,040,120	$49,995,062

Net Assets
At beginning of year	$1,368,224,836	$555,793,592
At end of year	$1,429,264,956	$605,788,654

Accumulated undistributed net investment income included in net assets
At end of year	$7,376	$2,914

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Statements of Changes in Net Assets — continued

	Year Ended December 31, 2013
Increase (Decrease) in Net Assets	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2
From operations —
Net investment income	$12,369,611	$3,819,360
Net realized gain from investment and foreign currency transactions	90,269,280	23,837,822
Net change in unrealized appreciation (depreciation) from investments and foreign currency	239,341,146	108,285,691
Net increase in net assets from operations	$341,980,037	$135,942,873
Distributions to shareholders —
From net investment income
Class A	$(10,663,604)	$(3,063,582)
Class B	(21,740)	(3,596)
Class C	(1,294,391)	(361,443)
Class I	(449,675)	(380,969)
Total distributions to shareholders	$(12,429,410)	$(3,809,590)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,941,705	$16,202,355
Class B	252,989	113,007
Class C	2,181,057	7,163,082
Class I	98,259,752	36,719,934
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,147,833	2,767,802
Class B	19,959	3,171
Class C	1,046,903	298,993
Class I	231,613	331,341
Cost of shares redeemed
Class A	(88,084,538)	(36,009,006)
Class B	(1,180,695)	(1,097,368)
Class C	(20,983,629)	(16,501,898)
Class I	(102,568,528)	(36,034,745)
Class S	(6,986)	—
Net asset value of shares exchanged
Class A	3,928,743	3,125,400
Class B	(3,928,743)	(3,125,400)
Net asset value of shares merged*
Class I	10,885,890	—
Class S	(10,885,890)	—
Net decrease in net assets from Fund share transactions	$(95,742,565)	$(26,043,332)

Net increase in net assets	$233,808,062	$106,089,951

Net Assets
At beginning of year	$1,134,416,774	$449,703,641
At end of year	$1,368,224,836	$555,793,592

Accumulated undistributed net investment income included in net assets
At end of year	$83,070	$53,854

*	At the close of business on December 6, 2013, Class S shares were merged into Class I shares.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights

	Tax-Managed Growth Fund 1.1 — Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$35.000	$26.810	$23.630	$23.820	$21.400

Income (Loss) From Operations
Net investment income(1)	$0.405	$0.354	$0.366	$0.275	$0.226
Net realized and unrealized gain (loss)	3.913	8.195	3.195	(0.176)	2.433

Total income from operations	$4.318	$8.549	$3.561	$0.099	$2.659

Less Distributions
From net investment income	$(0.408)	$(0.359)	$(0.381)	$(0.289)	$(0.239)

Total distributions	$(0.408)	$(0.359)	$(0.381)	$(0.289)	$(0.239)

Net asset value — End of year	$38.910	$35.000	$26.810	$23.630	$23.820

Total Return(2)	12.33%	31.92%	15.05%	0.42%	12.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,096,567	$1,048,081	$863,387	$864,789	$1,000,249
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.83%	0.83%	0.86%	0.86%	0.87%
Net investment income	1.11%	1.14%	1.40%	1.15%	1.04%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%
Portfolio Turnover of the Fund	—	—	—	—	8	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$34.260	$26.220	$23.070	$23.190	$20.790

Income (Loss) From Operations
Net investment income(1)	$0.128	$0.117	$0.156	$0.087	$0.059
Net realized and unrealized gain (loss)	3.814	7.997	3.118	(0.163)	2.352

Total income (loss) from operations	$3.942	$8.114	$3.274	$(0.076)	$2.411

Less Distributions
From net investment income	$(0.072)	$(0.074)	$(0.124)	$(0.044)	$(0.011)

Total distributions	$(0.072)	$(0.074)	$(0.124)	$(0.044)	$(0.011)

Net asset value — End of year	$38.130	$34.260	$26.220	$23.070	$23.190

Total Return(2)	11.51%	30.95%	14.18%	(0.33)%	11.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,411	$9,872	$11,825	$18,835	$32,084
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.58%	1.59%	1.61%	1.61%	1.62%
Net investment income	0.36%	0.39%	0.62%	0.37%	0.28%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%
Portfolio Turnover of the Fund	—	—	—	—	8	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$31.630	$24.270	$21.430	$21.630	$19.450

Income (Loss) From Operations
Net investment income(1)	$0.118	$0.110	$0.154	$0.086	$0.057
Net realized and unrealized gain (loss)	3.515	7.402	2.889	(0.167)	2.205

Total income (loss) from operations	$3.633	$7.512	$3.043	$(0.081)	$2.262

Less Distributions
From net investment income	$(0.163)	$(0.152)	$(0.203)	$(0.119)	$(0.082)

Total distributions	$(0.163)	$(0.152)	$(0.203)	$(0.119)	$(0.082)

Net asset value — End of year	$35.100	$31.630	$24.270	$21.430	$21.630

Total Return(2)	11.48%	30.97%	14.19%	(0.37)%	11.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$280,250	$269,668	$222,682	$227,541	$264,689
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.58%	1.58%	1.61%	1.61%	1.62%
Net investment income	0.36%	0.39%	0.65%	0.39%	0.29%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%
Portfolio Turnover of the Fund	—	—	—	—	8	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights — continued

	Tax-Managed Growth Fund 1.1 — Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$32.790	$25.130	$22.170	$22.380	$20.160

Income (Loss) From Operations
Net investment income(1)	$0.473	$0.416	$0.427	$0.323	$0.239
Net realized and unrealized gain (loss)	3.669	7.683	2.982	(0.180)	2.279

Total income from operations	$4.142	$8.099	$3.409	$0.143	$2.518

Less Distributions
From net investment income	$(0.502)	$(0.439)	$(0.449)	$(0.353)	$(0.298)

Total distributions	$(0.502)	$(0.439)	$(0.449)	$(0.353)	$(0.298)

Net asset value — End of year	$36.430	$32.790	$25.130	$22.170	$22.380

Total Return(2)	12.62%	32.27%	15.35%	0.65%	12.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$45,037	$40,603	$28,049	$23,857	$12,495
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.58%	0.59%	0.61%	0.61%	0.62%
Net investment income	1.37%	1.42%	1.74%	1.44%	1.17%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%
Portfolio Turnover of the Fund	—	—	—	—	8	%(5)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolio and purchases and sales of securities held directly by the Fund.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class A
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$15.750	$12.060	$10.630	$10.720	$9.640

Income (Loss) From Operations
Net investment income(1)	$0.155	$0.137	$0.145	$0.104	$0.084
Net realized and unrealized gain (loss)	1.752	3.691	1.437	(0.083)	1.088

Total income from operations	$1.907	$3.828	$1.582	$0.021	$1.172

Less Distributions
From net investment income	$(0.157)	$(0.138)	$(0.152)	$(0.111)	$(0.092)

Total distributions	$(0.157)	$(0.138)	$(0.152)	$(0.111)	$(0.092)

Net asset value — End of year	$17.500	$15.750	$12.060	$10.630	$10.720

Total Return(2)	12.10%	31.76%	14.87%	0.20%	12.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$377,644	$352,976	$282,750	$278,401	$332,251
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.99%	1.00%	1.03%	1.04%	1.06%
Net investment income	0.94%	0.98%	1.24%	0.96%	0.86%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class B
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$15.570	$11.920	$10.470	$10.530	$9.450

Income (Loss) From Operations
Net investment income(1)	$0.033	$0.031	$0.049	$0.019	$0.009
Net realized and unrealized gain (loss)	1.731	3.626	1.419	(0.079)	1.071

Total income (loss) from operations	$1.764	$3.657	$1.468	$(0.060)	$1.080

Less Distributions
From net investment income	$(0.004)	$(0.007)	$(0.018)	$—	$—

Total distributions	$(0.004)	$(0.007)	$(0.018)	$—	$—

Net asset value — End of year	$17.330	$15.570	$11.920	$10.470	$10.530

Total Return(2)	11.33%	30.68%	14.02%	(0.57)%	11.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,027	$8,046	$9,789	$19,064	$39,520
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.74%	1.75%	1.78%	1.80%	1.81%
Net investment income	0.20%	0.22%	0.43%	0.18%	0.10%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class C
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$15.370	$11.780	$10.390	$10.470	$9.420

Income (Loss) From Operations
Net investment income(1)	$0.031	$0.031	$0.055	$0.022	$0.010
Net realized and unrealized gain (loss)	1.707	3.594	1.398	(0.075)	1.053

Total income (loss) from operations	$1.738	$3.625	$1.453	$(0.053)	$1.063

Less Distributions
From net investment income	$(0.038)	$(0.035)	$(0.063)	$(0.027)	$(0.013)

Total distributions	$(0.038)	$(0.035)	$(0.063)	$(0.027)	$(0.013)

Net asset value — End of year	$17.070	$15.370	$11.780	$10.390	$10.470

Total Return(2)	11.30%	30.78%	13.98%	(0.50)%	11.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$169,638	$158,015	$129,144	$130,802	$154,493
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.74%	1.75%	1.78%	1.80%	1.80%
Net investment income	0.19%	0.23%	0.48%	0.21%	0.11%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

19	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Financial Highlights — continued

	Tax-Managed Growth Fund 1.2 — Class I
	Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$15.770	$12.080	$10.650	$10.740	$9.660

Income (Loss) From Operations
Net investment income(1)	$0.198	$0.174	$0.178	$0.135	$0.103
Net realized and unrealized gain (loss)	1.761	3.689	1.435	(0.084)	1.095

Total income from operations	$1.959	$3.863	$1.613	$0.051	$1.198

Less Distributions
From net investment income	$(0.199)	$(0.173)	$(0.183)	$(0.141)	$(0.118)

Total distributions	$(0.199)	$(0.173)	$(0.183)	$(0.141)	$(0.118)

Net asset value — End of year	$17.530	$15.770	$12.080	$10.650	$10.740

Total Return(2)	12.42%	32.01%	15.12%	0.48%	12.40%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,480	$36,757	$28,021	$21,058	$11,701
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.74%	0.75%	0.79%	0.79%	0.80%
Net investment income	1.19%	1.24%	1.51%	1.26%	1.04%
Portfolio Turnover of the Portfolio	8%	3%	2%	2%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

20	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (Tax-Managed Growth Fund 1.1) and Eaton Vance Tax-Managed Growth Fund 1.2 (Tax-Managed Growth Fund 1.2) (each a Fund, and collectively the Funds) are diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Each Fund currently offers Class A, Class B, Class C and Class I shares. Tax-Managed Growth Fund 1.1 previously issued Class S shares in a one-time offering. At the close of business on December 6, 2013, the Class S shares were merged into Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Funds’ prospectus. Currently, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Tax-Managed Growth Fund 1.1 is closed to new investors. Each class represents a pro-rata interest in each Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Each Fund typically invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Funds. The value of each Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (13.6% and 5.7% for Tax-Managed Growth Fund 1.1 and Tax-Managed Growth Fund 1.2, respectively, at December 31, 2014). The performance of each Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — Each Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2014, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

21

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Notes to Financial Statements — continued

2   Distributions to Shareholders and Income Tax Information

It is the present policy of each Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2014 and December 31, 2013 was as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Distributions declared from:
Ordinary income
December 31, 2014	$13,331,466	$4,333,400
December 31, 2013	$12,429,410	$3,809,590

During the year ended December 31, 2014, the following amounts were reclassified due to differences between book and tax accounting, primarily for redemptions in-kind.

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Change in:
Paid-in capital	$68,446,645	$24,670,711
Accumulated net realized loss	$(68,459,789)	$(24,719,504)
Accumulated undistributed net investment income	$13,144	$48,793

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Capital loss carryforwards and deferred capital losses	$(5,062,752)	$(17,419,868)
Net unrealized appreciation	$712,153,903	$247,413,172

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnership allocations.

At December 31, 2014, the Funds, for federal income tax purposes, had capital loss carryforwards and/or deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital

22

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Notes to Financial Statements — continued

loss carryforwards may be more likely to expire if unused. The amounts and expiration dates of the capital loss carryforwards, whose character is short-term, and the amounts of the deferred capital losses are as follows:

Expiration Date	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

December 31, 2016	$—	$5,627,596
December 31, 2017	—	10,124,862

Total capital loss carryforwards	$—	$15,752,458

Deferred capital losses
Short-term	$4,625,641	$1,619,937
Long-term	$437,111	$47,473

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Funds. EVM receives no compensation from Tax-Managed Growth Fund 1.1 for such services and a fee computed at an annual rate of 0.15% of average daily net assets from Tax-Managed Growth Fund 1.2 for such services. For the year ended December 31, 2014, the administration fee for Tax-Managed Growth Fund 1.2 amounted to $854,715. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended December 31, 2014 were as follows:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

EVM’s Sub-Transfer Agent Fees	$109,331	$34,114
EVD’s Class A Sales Charges	$20,732	$45,459

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Certain officers and Trustees of the Funds and the Portfolio are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 for Class A shares amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A Distribution and Service Fees	$2,641,359	$900,622

23

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Notes to Financial Statements — continued

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Fund. For the year ended December 31, 2014, the Funds paid or accrued to EVD the following distribution fees:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Distribution Fees	$63,954	$51,266
Class C Distribution Fees	$2,028,758	$1,202,729

Pursuant to the Class B and Class C Plans, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2014 amounted to the following:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class B Service Fees	$21,318	$17,088
Class C Service Fees	$676,253	$400,910

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d), and Class B shares of Tax-Managed Growth Fund 1.1 are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2014, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B, and Class C shareholders:

	Tax-Managed Growth Fund 1.1	Tax-Managed Growth Fund 1.2

Class A	$76	$—
Class B	$3,608	$2,087
Class C	$1,095	$2,067

6  Investment Transactions

For the year ended December 31, 2014, increases and decreases in each Fund’s investment in the Portfolio aggregated, as follows:

Fund	Increases	Decreases

Tax-Managed Growth Fund 1.1	$2,173,391	$106,946,974
Tax-Managed Growth Fund 1.2	6,344,162	26,397,273

24

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Notes to Financial Statements — continued

Decreases in each Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind, as follows:

Fund	Redemptions in-kind

Tax-Managed Growth Fund 1.1	$85,899,927
Tax-Managed Growth Fund 1.2	18,159,324

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Tax-Managed Growth Fund 1.1
		Year Ended December 31, 2014
		Class A	Class B	Class C	Class I

Sales		181,805	958	43,144	2,840,826
Issued to shareholders electing to receive payments of distributions in Fund shares		249,555	348	29,921	10,666
Redemptions		(2,270,126)	(20,485)	(615,798)	(2,853,491)
Exchange from Class B shares		72,821	—	—	—
Exchange to Class A shares		—	(74,628)	—	—

Net decrease		(1,765,945)	(93,807)	(542,733)	(1,999)

	Year Ended December 31, 2013
	Class A	Class B	Class C	Class I	Class S(1)

Sales	187,278	9,244	76,313	3,388,126	—
Issued to shareholders electing to receive payments of distributions in Fund shares	267,407	596	33,847	7,227	—
Redemptions	(2,846,474)	(39,687)	(758,250)	(3,609,871)	(221)
Exchange from Class B shares	129,739	—	—	—	—
Exchange to Class A shares	—	(132,969)	—	—	—
Merger from Class S shares	—	—	—	336,631	—
Merger to Class I shares	—	—	—	—	(311,883)

Net increase (decrease)	(2,262,050)	(162,816)	(648,090)	122,113	(312,104)

(1)	Offering of Class S shares was discontinued during the year ended December 31, 2013 (See Note 1).

25

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Notes to Financial Statements — continued

Tax-Managed Growth Fund 1.2
	Year Ended December 31, 2014
	Class A	Class B	Class C	Class I

Sales	1,201,734	2,470	517,529	2,311,723
Issued to shareholders electing to receive payments of distributions in Fund shares	175,168	70	18,016	29,774
Redemptions	(2,344,560)	(41,999)	(878,986)	(1,678,885)
Exchange from Class B shares	127,640	—	—	—
Exchange to Class A shares	—	(129,437)	—	—

Net increase (decrease)	(840,018)	(168,896)	(343,441)	662,612

	Year Ended December 31, 2013
	Class A	Class B	Class C	Class I

Sales	1,164,682	8,381	527,210	2,647,084
Issued to shareholders electing to receive payments of distributions in Fund shares	179,844	208	19,893	21,502
Redemptions	(2,599,730)	(80,885)	(1,225,688)	(2,657,981)
Exchange from Class B shares	229,057	—	—	—
Exchange to Class A shares	—	(232,418)	—	—

Net increase (decrease)	(1,026,147)	(304,714)	(678,585)	10,605

26

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (collectively the “Funds”) (each a fund constituting Eaton Vance Mutual Funds Trust), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

27

Eaton Vance

Tax-Managed Growth Funds 1.1 and 1.2

December 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2015 showed the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2014, each Fund designates approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Tax Managed Growth Fund 1.1	$26,491,338
Tax Managed Growth Fund 1.2	$10,978,547

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For each Fund’s fiscal 2014 ordinary income dividends, the following percentages qualify for the corporate dividends received deduction.

Tax Managed Growth Fund 1.1	100%
Tax Managed Growth Fund 1.2	100%

28

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments

Common Stocks — 98.3%

Security	Shares	Value

Aerospace & Defense — 3.9%
Boeing Co. (The)	950,771	$123,581,215
General Dynamics Corp.	101,500	13,968,430
Honeywell International, Inc.	288,222	28,799,142
Huntington Ingalls Industries, Inc.	2,546	286,323
Lockheed Martin Corp.	16,042	3,089,208
Northrop Grumman Corp.	15,277	2,251,677
Precision Castparts Corp.	19,025	4,582,742
Raytheon Co.	51,795	5,602,665
Rockwell Collins, Inc.	166,787	14,090,166
United Technologies Corp.	1,906,034	219,193,910

		$415,445,478

Air Freight & Logistics — 1.6%
C.H. Robinson Worldwide, Inc.	530,676	$39,742,326
FedEx Corp.	262,219	45,536,951
United Parcel Service, Inc., Class B	719,782	80,018,165

		$165,297,442

Auto Components — 0.4%
BorgWarner, Inc.	2,000	$109,900
Johnson Controls, Inc.	850,421	41,109,351

		$41,219,251

Automobiles — 0.0%(1)
Daimler AG	20,000	$1,648,000
Harley-Davidson, Inc.	800	52,728

		$1,700,728

Banks — 6.5%
Bank of America Corp.	1,747,663	$31,265,691
Bank of Montreal	26,370	1,865,150
BB&T Corp.	1,041,059	40,486,784
Citigroup, Inc.	796,670	43,107,814
Comerica, Inc.	126,791	5,938,890
Fifth Third Bancorp	1,152,954	23,491,438
HSBC Holdings PLC	220,592	2,096,182
HSBC Holdings PLC ADR	424	20,026
ING Groep NV ADR(2)	131,385	1,704,063
JPMorgan Chase & Co.	3,225,126	201,828,385
KeyCorp	111,353	1,547,807
M&T Bank Corp.	17,293	2,172,347
PNC Financial Services Group, Inc. (The)	68,727	6,269,964
Regions Financial Corp.	580,537	6,130,471

Security	Shares	Value

Banks (continued)
Royal Bank of Canada	148,562	$10,261,177
Societe Generale SA	460,793	19,284,264
SunTrust Banks, Inc.	327,060	13,703,814
Synovus Financial Corp.	1,565	42,396
Toronto-Dominion Bank (The)	29,644	1,416,390
U.S. Bancorp	2,130,023	95,744,534
Wells Fargo & Co.	3,145,263	172,423,318
Zions Bancorporation	38,805	1,106,331

		$681,907,236

Beverages — 2.9%
Boston Beer Co., Inc. (The), Class A(2)	2,200	$636,988
Coca-Cola Co. (The)	2,636,840	111,327,385
Coca-Cola Enterprises, Inc.	31,501	1,392,974
Molson Coors Brewing Co., Class B	186,000	13,860,720
Monster Beverage Corp.(2)	16,517	1,789,617
PepsiCo, Inc.	1,812,184	171,360,119

		$300,367,803

Biotechnology — 2.9%
Alexion Pharmaceuticals, Inc.(2)	78,924	$14,603,309
Alexion Pharmaceuticals, Inc.(2)(3)	15,722	2,909,042
Alexion Pharmaceuticals, Inc.(2)(3)	12,388	2,291,579
Alexion Pharmaceuticals, Inc.(2)(3)	19,229	3,556,874
Amgen, Inc.	999,367	159,189,169
Biogen Idec, Inc.(2)	39,932	13,554,917
Celgene Corp.(2)	86,629	9,690,320
Gilead Sciences, Inc.(2)	794,990	74,935,757
Pharmacyclics, Inc.(2)	8,000	978,080
Vertex Pharmaceuticals, Inc.(2)	160,000	19,008,000

		$300,717,047

Building Products — 0.0%(1)
Fortune Brands Home & Security, Inc.	1,600	$72,432

		$72,432

Capital Markets — 5.1%
Affiliated Managers Group, Inc.(2)	275	$58,366
Ameriprise Financial, Inc.	195,807	25,895,476
Bank of New York Mellon Corp. (The)	456,804	18,532,538
BlackRock, Inc.	3,984	1,424,519
Charles Schwab Corp. (The)	2,744,916	82,869,014
E*TRADE Financial Corp.(2)	4,593	111,403
Franklin Resources, Inc.	967,010	53,543,344
Goldman Sachs Group, Inc. (The)	533,615	103,430,595

29	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Capital Markets (continued)
Legg Mason, Inc.	96,941	$5,173,741
LPL Financial Holdings, Inc.	42,465	1,891,816
Morgan Stanley	2,222,457	86,231,332
Northern Trust Corp.	709,098	47,793,205
State Street Corp.	755,338	59,294,033
Stifel Financial Corp.(2)	9,837	502,035
Stifel Financial Corp.(2)(3)	9,840	501,886
Stifel Financial Corp.(2)(3)	93,119	4,749,744
T. Rowe Price Group, Inc.	554,173	47,581,294
UBS AG(2)	29,488	502,770
Waddell & Reed Financial, Inc., Class A	8,833	440,060

		$540,527,171

Chemicals — 2.0%
Air Products and Chemicals, Inc.	8,784	$1,266,916
Albemarle Corp.	22,063	1,326,648
Ashland, Inc.	25,092	3,005,018
Dow Chemical Co. (The)	156,771	7,150,325
E.I. du Pont de Nemours & Co.	827,451	61,181,727
Eastman Chemical Co.	1,500	113,790
Ecolab, Inc.	480,084	50,178,380
Monsanto Co.	505,820	60,430,316
NewMarket Corp.	4,549	1,835,658
PPG Industries, Inc.	115,228	26,634,952
Praxair, Inc.	3,478	450,610
Valspar Corp. (The)	20,000	1,729,600
Westlake Chemical Corp.	1,000	61,090

		$215,365,030

Commercial Services & Supplies — 0.3%
ADT Corp. (The)	10,627	$385,016
Cintas Corp.	52,914	4,150,574
Pitney Bowes, Inc.	14,270	347,760
Stericycle, Inc.(2)	124,800	16,358,784
Tyco International, PLC	96,051	4,212,797
Waste Management, Inc.	108,226	5,554,158

		$31,009,089

Communications Equipment — 2.0%
Brocade Communications Systems, Inc.	176,629	$2,091,287
Cisco Systems, Inc.	1,498,620	41,684,115
Juniper Networks, Inc.	5,092	113,654
Motorola Solutions, Inc.	2,509	168,304
Nokia Oyj ADR	192	1,509
Palo Alto Networks, Inc.(2)	20,808	2,550,437

Security	Shares	Value

Communications Equipment (continued)
QUALCOMM, Inc.	2,267,080	$168,512,056

		$215,121,362

Construction & Engineering — 0.0%(1)
Jacobs Engineering Group, Inc.(2)	56,851	$2,540,671

		$2,540,671

Construction Materials — 0.0%(1)
Vulcan Materials Co.	22,102	$1,452,764

		$1,452,764

Consumer Finance — 1.3%
American Express Co.	863,503	$80,340,319
Capital One Financial Corp.	77,831	6,424,949
Discover Financial Services	831,233	54,437,449
Navient Corp.	10,200	220,422
SLM Corp.	10,200	103,938

		$141,527,077

Distributors — 0.2%
Genuine Parts Co.	188,424	$20,080,346

		$20,080,346

Diversified Consumer Services — 0.0%(1)
H&R Block, Inc.	22,181	$747,056

		$747,056

Diversified Financial Services — 2.8%
Berkshire Hathaway, Inc., Class A(2)	453	$102,378,000
Berkshire Hathaway, Inc., Class B(2)	945,748	142,004,062
CBOE Holdings, Inc.	140,951	8,939,112
CME Group, Inc.	159,154	14,109,002
Intercontinental Exchange, Inc.	14,292	3,134,093
McGraw Hill Financial, Inc.	86,290	7,678,084
Moody’s Corp.	179,322	17,180,841

		$295,423,194

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	180,305	$6,056,445
CenturyLink, Inc.	4,871	192,794
Deutsche Telekom AG ADR	50,092	795,962
Frontier Communications Corp.	13,440	89,645
Verizon Communications, Inc.	419,226	19,611,392

30	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Diversified Telecommunication Services (continued)
Windstream Holdings, Inc.	70,866	$583,936

		$27,330,174

Electric Utilities — 0.1%
Duke Energy Corp.	50,098	$4,185,187
Exelon Corp.	6,820	252,886
NextEra Energy, Inc.	63,830	6,784,491
Southern Co. (The)	70,667	3,470,456

		$14,693,020

Electrical Equipment — 1.3%
AMETEK, Inc.	18,787	$988,760
Eaton Corp. PLC	34,084	2,316,349
Emerson Electric Co.	2,019,272	124,649,660
Rockwell Automation, Inc.	121,000	13,455,200

		$141,409,969

Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	1,442,293	$33,071,778
Keysight Technologies, Inc.(2)	240,586	8,124,589
Knowles Corp.(2)	174,670	4,113,479
TE Connectivity, Ltd.	687	43,453

		$45,353,299

Energy Equipment & Services — 1.4%
Baker Hughes, Inc.	71,982	$4,036,031
Halliburton Co.	902,750	35,505,157
Schlumberger, Ltd.	1,211,138	103,443,297
Transocean, Ltd.	2,639	48,373

		$143,032,858

Food & Staples Retailing — 4.1%
Costco Wholesale Corp.	875,262	$124,068,388
CVS Health Corp.	1,274,793	122,775,314
Kroger Co. (The)	35,843	2,301,479
Sprouts Farmers Market, Inc.(2)	1,259,187	42,787,174
Sysco Corp.	324,289	12,871,030
Wal-Mart Stores, Inc.	1,278,670	109,812,180
Walgreens Boots Alliance, Inc.	280,773	21,394,903

		$436,010,468

Food Products — 1.8%
Archer-Daniels-Midland Co.	179,036	$9,309,872
Campbell Soup Co.	7,981	351,164

Security	Shares	Value

Food Products (continued)
ConAgra Foods, Inc.	65,155	$2,363,823
Flowers Foods, Inc.	47,169	905,173
General Mills, Inc.	13,987	745,927
Hain Celestial Group, Inc. (The)(2)	1,316	76,710
Hershey Co. (The)	544,725	56,613,269
JM Smucker Co. (The)	12,283	1,240,337
Kellogg Co.	50,325	3,293,268
Keurig Green Mountain, Inc.	75,000	9,929,625
Kraft Foods Group, Inc.	63,522	3,980,289
McCormick & Co., Inc.	57,437	4,267,569
Mondelez International, Inc., Class A	199,552	7,248,726
Nestle SA	1,191,874	86,888,788
Unilever NV - NY Shares	4,636	180,990

		$187,395,530

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	1,560,811	$70,267,711
Bard (C.R.), Inc.	25,000	4,165,500
Baxter International, Inc.	229,739	16,837,571
Becton, Dickinson and Co.	72,178	10,044,291
Boston Scientific Corp.(2)	26,929	356,809
CareFusion Corp.(2)	45,574	2,704,361
Halyard Health, Inc.(2)	2,456	111,674
Intuitive Surgical, Inc.(2)	14,000	7,405,160
Medtronic, Inc.	169,772	12,257,538
St. Jude Medical, Inc.	135,348	8,801,681
Stryker Corp.	189,350	17,861,386
Zimmer Holdings, Inc.	133,186	15,105,956

		$165,919,638

Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.	266,694	$24,045,131
Anthem, Inc.	54,347	6,829,787
Cardinal Health, Inc.	228,131	18,417,016
Cigna Corp.	53,844	5,541,086
DaVita HealthCare Partners, Inc.(2)	67,268	5,094,878
Express Scripts Holding Co.(2)	367,509	31,116,987
HCA Holdings, Inc.(2)	145,114	10,649,916
Henry Schein, Inc.(2)	845	115,047
McKesson Corp.	2,384	494,871
PharMerica Corp.(2)	1,805	37,382
UnitedHealth Group, Inc.	61,806	6,247,969

		$108,590,070

31	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.8%
Carnival Corp.	41,694	$1,889,989
Chipotle Mexican Grill, Inc.(2)	659	451,092
International Game Technology	59,500	1,026,375
Interval Leisure Group, Inc.	5,349	111,741
Marriott International, Inc., Class A	637,208	49,721,340
Marriott Vacations Worldwide Corp.	1,849	137,824
McDonald’s Corp.	724,987	67,931,282
Starbucks Corp.	1,864,557	152,986,902
Yum! Brands, Inc.	217,603	15,852,379

		$290,108,924

Household Durables — 0.1%
D.R. Horton, Inc.	418,482	$10,583,410
Harman International Industries, Inc.	19,082	2,036,240

		$12,619,650

Household Products — 1.7%
Clorox Co. (The)	7,570	$788,870
Colgate-Palmolive Co.	1,174,253	81,246,565
Kimberly-Clark Corp.	20,721	2,394,104
Procter & Gamble Co. (The)	1,077,433	98,143,372

		$182,572,911

Independent Power and Renewable Electricity Producers — 0.0%(1)
AES Corp. (The)	1,730	$23,822

		$23,822

Industrial Conglomerates — 2.5%
3M Co.	805,142	$132,300,933
Danaher Corp.	43,555	3,733,099
General Electric Co.	5,048,166	127,567,155

		$263,601,187

Insurance — 1.1%
Aegon NV ADR	5,088,862	$38,166,465
Aflac, Inc.	193,292	11,808,208
Allstate Corp. (The)	583	40,956
Aon PLC	24,650	2,337,560
Chubb Corp.	25,044	2,591,303
Cincinnati Financial Corp.	135,528	7,024,416
Hartford Financial Services Group, Inc.	5,762	240,218
Marsh & McLennan Cos., Inc.	60,094	3,439,781
Progressive Corp.	1,210,059	32,659,492
Prudential Financial, Inc.	18,767	1,697,663

Security	Shares	Value

Insurance (continued)
Torchmark Corp.	78,643	$4,260,091
Travelers Companies, Inc. (The)	76,125	8,057,831

		$112,323,984

Internet & Catalog Retail — 1.0%
Amazon.com, Inc.(2)	289,712	$89,912,119
Expedia, Inc.	2,575	219,802
Priceline Group, Inc. (The)(2)	14,050	16,019,951

		$106,151,872

Internet Software & Services — 5.2%
Akamai Technologies, Inc.(2)	200,000	$12,592,000
AOL, Inc.(2)	5,317	245,486
eBay, Inc.(2)	1,264,958	70,989,443
Facebook, Inc., Class A(2)	2,297,443	179,246,503
Google, Inc., Class A(2)	218,904	116,163,597
Google, Inc., Class C(2)	252,489	132,910,209
IAC/InterActiveCorp	14,528	883,157
LinkedIn Corp., Class A(2)	4,537	1,042,194
Pandora Media, Inc.(2)	37,000	659,710
Twitter, Inc.(2)	693,722	24,883,808
VeriSign, Inc.(2)	14,758	841,206
Yahoo! Inc.(2)	138,525	6,996,898

		$547,454,211

IT Services — 2.0%
Accenture PLC, Class A	1,312,636	$117,231,521
Automatic Data Processing, Inc.	102,170	8,517,913
Broadridge Financial Solutions, Inc.	1,652	76,289
Cognizant Technology Solutions Corp., Class A(2)	3,510	184,837
Fidelity National Information Services, Inc.	63,590	3,955,298
Fiserv, Inc.(2)	33,365	2,367,914
International Business Machines Corp.	242,563	38,916,808
Paychex, Inc.	693,512	32,019,449
Total System Services, Inc.	32,405	1,100,474
Visa, Inc., Class A	766	200,845
Western Union Co.	60,362	1,081,083

		$205,652,431

Leisure Products — 0.0%(1)
Mattel, Inc.	26,506	$820,228
Polaris Industries, Inc.	1,400	211,736

		$1,031,964

32	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	481,172	$19,699,182
Illumina, Inc.(2)	10,000	1,845,800
Thermo Fisher Scientific, Inc.	18,700	2,342,923

		$23,887,905

Machinery — 2.4%
Caterpillar, Inc.	136,623	$12,505,103
Deere & Co.	1,076,269	95,217,518
Donaldson Co., Inc.	33,971	1,312,300
Dover Corp.	342,302	24,549,899
Illinois Tool Works, Inc.	1,034,459	97,963,267
Manitowoc Co., Inc. (The)	45,741	1,010,876
PACCAR, Inc.	171,748	11,680,582
Parker-Hannifin Corp.	16,957	2,186,605
Pentair PLC	4,628	307,392
Snap-On, Inc.	8,911	1,218,490
WABCO Holdings, Inc.(2)	1,156	121,126
Wabtec Corp.	12,082	1,049,805

		$249,122,963

Media — 3.6%
CBS Corp., Class B	129,378	$7,159,779
Comcast Corp., Class A	195,330	11,331,093
Comcast Corp., Special Class A	1,434,304	82,565,710
DIRECTV(2)	33,786	2,929,246
Discovery Communications, Inc., Class A(2)	6,930	238,739
Discovery Communications, Inc., Class C(2)	20,394	687,686
Gannett Co., Inc.	3,563	113,767
Liberty Broadband Corp., Class A(2)	3,091	154,828
Liberty Broadband Corp., Class C(2)	6,183	308,037
Liberty Global PLC, Series A(2)	8,854	444,515
Liberty Global PLC, Series C(2)	27,614	1,334,032
Liberty Media Corp., Class A(2)	12,367	436,184
Liberty Media Corp., Class C(2)	24,734	866,432
News Corp., Class A(2)	24	377
Omnicom Group, Inc.	142,077	11,006,705
Time Warner Cable, Inc.	12,203	1,855,588
Time Warner, Inc.	363,259	31,029,584
Time, Inc.	45,407	1,117,466
Twenty-First Century Fox, Inc., Class A	97	3,725
Viacom, Inc., Class B	133,554	10,049,938
Walt Disney Co. (The)	2,286,103	215,328,042

		$378,961,473

Security	Shares	Value

Metals & Mining — 0.3%
Alcoa, Inc.	52,760	$833,080
Cliffs Natural Resources, Inc.	249,622	1,782,301
Freeport-McMoRan, Inc.	450,138	10,515,224
Glencore PLC(2)	598,405	2,762,135
Nucor Corp.	230,000	11,281,500

		$27,174,240

Multi-Utilities — 0.0%(1)
Dominion Resources, Inc.	3,244	$249,464
Sempra Energy	1,443	160,692

		$410,156

Multiline Retail — 0.1%
Target Corp.	139,579	$10,595,442

		$10,595,442

Oil, Gas & Consumable Fuels — 4.9%
Anadarko Petroleum Corp.	923,255	$76,168,537
Antero Resources Corp.(2)	109,563	4,446,066
Apache Corp.	716,679	44,914,273
BP PLC ADR	169,684	6,468,354
California Resources Corp.(2)	2,000	11,020
Cheniere Energy, Inc.(2)	316,775	22,300,960
Chevron Corp.	625,472	70,165,449
Concho Resources, Inc.(2)	40,000	3,990,000
ConocoPhillips	263,236	18,179,078
Devon Energy Corp.	570,333	34,910,083
EOG Resources, Inc.	3,600	331,452
Exxon Mobil Corp.	2,209,899	204,305,163
Hess Corp.	39,579	2,921,722
Marathon Oil Corp.	170,827	4,832,696
Marathon Petroleum Corp.	80,413	7,258,077
Murphy Oil Corp.	80,200	4,051,704
Occidental Petroleum Corp.	8,025	646,895
Phillips 66	145,544	10,435,505
Range Resources Corp.	4,900	261,905
Royal Dutch Shell PLC, Class A ADR	70,142	4,696,007
Spectra Energy Corp.	8,040	291,852
Williams Cos., Inc.	2,000	89,880
WPX Energy, Inc.(2)	666	7,746

		$521,684,424

Personal Products — 0.0%(1)
Estee Lauder Cos., Inc. (The), Class A	26,070	$1,986,534

		$1,986,534

33	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals — 8.3%
AbbVie, Inc.	1,573,015	$102,938,102
Actavis PLC(2)	27,476	7,072,597
Allergan, Inc.	290,186	61,690,642
Bristol-Myers Squibb Co.	1,851,897	109,317,480
Eli Lilly & Co.	1,185,872	81,813,309
GlaxoSmithKline PLC ADR	122,542	5,237,445
Johnson & Johnson	1,851,031	193,562,312
Mallinckrodt PLC(2)	17,707	1,753,524
Merck & Co., Inc.	1,235,952	70,189,714
Novartis AG ADR	87,318	8,090,886
Novo Nordisk A/S ADR	1,249,240	52,867,837
Pfizer, Inc.	2,082,381	64,866,168
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	96,150,164
Zoetis, Inc.	361,174	15,541,317

		$871,091,497

Professional Services — 0.0%(1)
Nielsen NV	70,356	$3,147,024

		$3,147,024

Real Estate Investment Trusts (REITs) — 0.0%(1)
American Tower Corp.	10,718	$1,059,474
Weyerhaeuser Co.	1,200	43,068

		$1,102,542

Road & Rail — 0.4%
CSX Corp.	28,990	$1,050,308
Kansas City Southern	14,386	1,755,523
Norfolk Southern Corp.	72,594	7,957,028
Union Pacific Corp.	297,876	35,485,968

		$46,248,827

Semiconductors & Semiconductor Equipment — 3.9%
Analog Devices, Inc.	599,209	$33,268,084
Applied Materials, Inc.	100,000	2,492,000
Broadcom Corp., Class A	804,058	34,839,833
Cypress Semiconductor Corp.(2)	1,108	15,822
Intel Corp.	7,418,937	269,233,224
Linear Technology Corp.	68,494	3,123,326
Maxim Integrated Products, Inc.	151,789	4,837,515
Microchip Technology, Inc.	23,733	1,070,596
NVIDIA Corp.	284,500	5,704,225
Texas Instruments, Inc.	1,013,297	54,175,924
Xilinx, Inc.	90,186	3,904,152

		$412,664,701

Security	Shares	Value

Software — 3.7%
Activision Blizzard, Inc.	187,010	$3,768,251
Adobe Systems, Inc.(2)	409,776	29,790,715
CA, Inc.	7,339	223,473
CDK Global, Inc.	34,056	1,388,123
Check Point Software Technologies, Ltd.(2)	150,000	11,785,500
Microsoft Corp.	3,133,891	145,569,237
Oracle Corp.	4,057,166	182,450,755
ServiceNow, Inc.(2)	182,216	12,363,356
Symantec Corp.	72,900	1,870,249
Tableau Software, Inc., Class A(2)	13,699	1,161,127
Workday, Inc. Class A(2)	10,000	816,100

		$391,186,886

Specialty Retail — 3.2%
Bed Bath & Beyond, Inc.(2)	7,000	$533,190
Best Buy Co., Inc.	133,011	5,184,769
Gap, Inc. (The)	89,138	3,753,601
GNC Holdings, Inc., Class A	900	42,264
Home Depot, Inc. (The)	1,170,394	122,856,258
L Brands, Inc.	41,877	3,624,454
Lowe’s Companies, Inc.	247,507	17,028,482
Murphy USA, Inc.(2)	19,669	1,354,407
Ross Stores, Inc.	16,500	1,555,290
Staples, Inc.	144,626	2,620,623
TJX Cos., Inc. (The)	2,402,392	164,756,044
Tractor Supply Co.	82,143	6,474,511
Ulta Salon, Cosmetics & Fragrance, Inc.(2)	17,234	2,203,195

		$331,987,088

Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	3,019,441	$333,285,898
EMC Corp.	2,797,592	83,200,386
Hewlett-Packard Co.	31,477	1,263,172
NetApp, Inc.	414,967	17,200,382

		$434,949,838

Textiles, Apparel & Luxury Goods — 2.4%
Coach, Inc.	10,800	$405,648
Hanesbrands, Inc.	197,611	22,057,340
NIKE, Inc., Class B	2,354,845	226,418,347
VF Corp.	97,407	7,295,784

		$256,177,119

34	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 0.4%
Altria Group, Inc.	111,248	$5,481,189
Philip Morris International, Inc.	411,539	33,519,852

		$39,001,041

Trading Companies & Distributors — 0.0%(1)
United Rentals, Inc.(2)	2,000	$204,020

		$204,020

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV ADR, Series L	136,795	$3,034,113
Sprint Nextel Corp.(2)	135,160	560,914
Vodafone Group PLC ADR	97,896	3,345,106

		$6,940,133

Total Common Stocks (identified cost $5,297,622,780)		$10,370,321,012

Preferred Stocks — 0.0%

Security	Shares	Value

Banks — 0.0%
Wells Fargo & Co.(4)	166	$0

Total Preferred Stocks (identified cost $4,929)		$0

Rights — 0.0%(1)

Security	Shares	Value

Media — 0.0%(1)
Liberty Broadband Corp., Exp. 01/09/15(2)	1,856	$17,632

Pharmaceuticals — 0.0%(1)
Sanofi, Exp. 12/31/20(2)	6,984	$5,517

Total Rights (identified cost $16,440)		$23,149

Short-Term Investments — 1.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(5)	$118,147	$118,146,833

Total Short-Term Investments (identified cost $118,146,833)		$118,146,833

Total Investments — 99.4% (identified cost $5,415,790,982)		$10,488,490,994

Other Assets, Less Liabilities — 0.6%		$57,205,446

Net Assets — 100.0%		$10,545,696,440

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	Restricted security (see Note 5).

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

35	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $5,297,644,149)	$10,370,344,161
Affiliated investment, at value (identified cost, $118,146,833)	118,146,833
Cash	33,000,000
Dividends receivable	14,131,313
Interest receivable from affiliated investment	20,357
Receivable for investments sold	12,213,732
Tax reclaims receivable	2,030,709
Total assets	$10,549,887,105

Liabilities
Payable to affiliates:
Investment adviser fee	$3,915,272
Trustees’ fees	17,000
Accrued expenses	258,393
Total liabilities	$4,190,665
Net Assets applicable to investors’ interest in Portfolio	$10,545,696,440

Sources of Net Assets
Investors’ capital	$5,473,073,507
Net unrealized appreciation	5,072,622,933
Total	$10,545,696,440

36	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Statement of Operations

Investment Income	Year Ended December 31, 2014
Dividends (net of foreign taxes, $1,890,503)	$186,312,910
Interest allocated from affiliated investment	191,559
Expenses allocated from affiliated investment	(24,208)
Total investment income	$186,480,261

Expenses
Investment adviser fee	$43,801,497
Trustees’ fees and expenses	68,000
Custodian fee	1,453,477
Professional fees	245,469
Miscellaneous	278,382
Total expenses	$45,846,825
Deduct —
Reduction of custodian fee	$21
Total expense reductions	$21

Net expenses	$45,846,804

Net investment income	$140,633,457

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions(1)	$394,326,343
Investment transactions allocated from affiliated investment	1,635
Foreign currency transactions	(897)
Net realized gain	$394,327,081
Change in unrealized appreciation (depreciation) —
Investments	$633,390,216
Foreign currency	(190,051)
Net change in unrealized appreciation (depreciation)	$633,200,165

Net realized and unrealized gain	$1,027,527,246

Net increase in net assets from operations	$1,168,160,703

(1)	Includes $395,897,193 of net realized gains from redemptions in-kind.

37	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$140,633,457	$128,257,697
Net realized gain from investment and foreign currency transactions	394,327,081	431,928,006
Net change in unrealized appreciation (depreciation) from investments and foreign currency	633,200,165	1,830,554,440
Net increase in net assets from operations	$1,168,160,703	$2,390,740,143
Capital transactions —
Contributions	$795,426,515	$242,635,350
Withdrawals	(832,845,111)	(947,511,937)
Net decrease in net assets from capital transactions	$(37,418,596)	$(704,876,587)

Net increase in net assets	$1,130,742,107	$1,685,863,556

Net Assets
At beginning of year	$9,414,954,333	$7,729,090,777
At end of year	$10,545,696,440	$9,414,954,333

38	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.47%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.45%	1.50%	1.78%	1.53%	1.43%
Portfolio Turnover	8%	3%	2%	2%	2%

Total Return	12.73%	32.39%	15.48%	0.80%	12.86%

Net assets, end of year (000’s omitted)	$10,545,696	$9,414,954	$7,729,091	$8,072,683	$9,045,217

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

39	See Notes to Financial Statements.

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2014, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 7.8%, 13.6% 5.7%, and 1.3% respectively, in the Portfolio. In addition, an unregistered fund managed by the adviser to the Portfolio held an aggregate interest of 71.6% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

40

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

As of December 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets	Annual Fee Rate (for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2014, the Portfolio’s investment adviser fee amounted to $43,801,497 or 0.45% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

41

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $95,370,865 and $27,513,946, respectively, for the year ended December 31, 2014. In addition, investors contributed securities with a value of $753,896,043 and investments having an aggregate market value of $741,251,834 at dates of withdrawal were distributed in payment for capital withdrawals, during the year ended December 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,838,038,717

Gross unrealized appreciation	$8,651,172,819
Gross unrealized depreciation	(720,542)

Net unrealized appreciation	$8,650,452,277

The net unrealized depreciation on foreign currency transactions at December 31, 2014 on a federal income tax basis was $77,079.

5  Restricted Securities

At December 31, 2014, the Portfolio owned the following securities (representing 0.13% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Common Stocks	Date of Acquisition	Eligible for Resale	Shares	Cost	Value

Alexion Pharmaceuticals, Inc.	6/26/14	6/26/15	15,722	$2,500,091	$2,909,042
Alexion Pharmaceuticals, Inc.	9/18/14	9/18/15	12,388	2,000,033	2,291,579
Alexion Pharmaceuticals, Inc.	12/18/14	12/18/15	19,229	3,500,166	3,556,874
Stifel Financial Corp.	9/18/14	9/18/15	93,119	4,500,053	4,749,744
Stifel Financial Corp.	12/18/14	12/18/15	9,840	500,017	501,886

Total Restricted Securities				$13,000,360	$14,009,125

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

42

Tax-Managed Growth Portfolio

December 31, 2014

Notes to Financial Statements — continued

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Consumer Discretionary	$1,451,380,913	$—		$—	$1,451,380,913
Consumer Staples	1,060,445,499	86,888,788		—	1,147,334,287
Energy	664,717,282	—		—	664,717,282
Financials	1,746,179,128	26,632,076		—	1,772,811,204
Health Care	1,464,357,703	5,848,454		—	1,470,206,157
Industrials	1,318,099,102	—		—	1,318,099,102
Information Technology	2,252,382,728	—		—	2,252,382,728
Materials	241,229,899	2,762,135		—	243,992,034
Telecommunication Services	34,270,307	—		—	34,270,307
Utilities	15,126,998	—		—	15,126,998

Total Common Stocks	$10,248,189,559	$122,131,453	**	$—	$10,370,321,012

Preferred Stocks	$—	$—		$0	$0
Rights	23,149	—		—	23,149
Short-Term Investments	—	118,146,833		—	118,146,833

Total Investments	$10,248,212,708	$240,278,286		$0	$10,488,490,994

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented. At December 31, 2014, the value of investments transferred between Level 1 and Level 2 during the year ended was not significant.

8  Legal Proceedings

In November 2010, the Portfolio was named as defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors (UCC) of the Tribune Company v. FitzSimons, et al. as a result of its ownership of shares in the Tribune Company (Tribune) in 2007 when Tribune effected a leveraged buyout transaction (LBO) and was converted to a privately held company. The UCC, which has been replaced by a Litigation Trustee pursuant to Tribune’s plan of reorganization, seeks to recover payments of the proceeds of the LBO. This action is now part of a multi-district litigation proceeding in the Southern District of New York. The motion to dismiss was granted, and the plaintiff appealed. A decision on the appeal is expected in 2015. The value of the proceeds received by the Portfolio is approximately $48,237,000 (equal to 0.46% of net assets at December 31, 2014).

The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Portfolio as incurred.

43

Tax-Managed Growth Portfolio

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2015

44

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

45

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014);

46

Eaton Vance

Tax-Managed Growth Fund 1.1

December 31, 2014

Management and Organization — continued

eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

47

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

48

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in

49

Eaton Vance

Tax-Managed Growth Fund 1.2

December 31, 2014

Management and Organization — continued

2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

50

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

51

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Funds 1.1 and 1.2

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4966    12.31.14

Parametric Commodity Strategy Fund

Annual Report

December 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser and sub-adviser are registered with the CFTC as commodity pool operators and commodity trading advisors. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2014

Parametric Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Management and Organization	27

Important Notices	30

Parametric Commodity Strategy Fund

December 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The commodity asset class, as measured by the Bloomberg Commodity Index Total Return2 (the Index) remained highly volatile over the course of 2014. Commodity prices rose over the first half of the year, only to plummet over the second half, as crude oil and industrial metals saw steep declines due to slowing demand and growing supplies. In addition, most grains saw moderate drops in their price levels, reflecting the near-record harvest in wheat, corn and soybeans.

Energy was the largest decliner over the year, primarily on the back of dropping crude oil prices. This was due to the perception of plentiful supplies of natural gas and crude oil from North America, and a surprise announcement by the Organization of Petroleum Exporting Countries that they were not going to cut production targets, despite falling prices. Gasoline and gas oil prices broadly mirrored the decline in the price of crude oil, one of the main inputs in producing both gas oil and gasoline.

Industrial metals also saw weakness in the latter half of the year, as increased output and diminishing demand from China resulted in an over-supplied market, with copper, lead and tin all seeing double-digit declines in 2014.

Finally, precious metals, and in particular silver, dropped on the increasing strength of the dollar. Prices were further dampened by indications that the U.S. Federal Reserve was preparing to raise interest rates in the intermediate term. Typically precious metals do worse in higher interest rate environments, as the interest income forgone by holding gold or silver become a more material consideration.

Fund Performance

For the fiscal year ended December 31, 2014, Parametric Commodity Strategy Fund (the Fund) Investor Class shares had a total return of –14.81% at net asset value (NAV), outperforming the Fund’s benchmark, the Index, which had a total return of –17.01% during the same period.

The main contributors to Fund return versus the Index were the Fund’s large underweight to crude oil and natural gas. Both commodities saw a sharp decline in price over the year, primarily on the back of increased North American production. In addition, the Fund benefited from its overweight to nickel and zinc. Finally, non-Index holdings contributed to Fund performance versus the Index, as the portfolio gained from the relative outperformance of cocoa, feeder cattle and palladium.

The largest detractors from the Fund’s relative performance versus the Index were its overweight positions in gasoline and gas oil. The plunge in crude oil prices in the fourth quarter was echoed in the price of these commodities. In addition, underweights to coffee and live cattle hurt relative performance versus the Index, as these were some of the strongest performing commodities of 2014.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Commodity Strategy Fund

December 31, 2014

Performance2,3

Portfolio Managers David Stein, Ph.D., Thomas Seto and Timothy W. Atwill, Ph.D., CFA, each of Parametric Portfolio Associates, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	01/03/2012	05/25/2011	–14.81%	—	–10.52%
Institutional Class at NAV	05/25/2011	05/25/2011	–14.62	—	–10.33
Bloomberg Commodity Index Total Return	—	—	–17.01%	–5.53%	–11.71%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.39%	1.14%
Net				0.95	0.70

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	05/25/2011	$33,743	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Commodity Strategy Fund

December 31, 2014

Fund Profile

Commodity Exposure by Investment (% of net assets)

Commodity Exposure (% of net assets)5

Energy	24.86%	Industrial Metals	24.65%
Unleaded Gasoline	7.17	Aluminum	7.45
GasOil	7.07	Copper	7.00
Natural Gas	7.05	Nickel	3.73
Crude Oil-Brent	1.88	Zinc	3.72
Crude Oil-WTI	1.68	Lead	1.95
Heating Oil	0.01	Tin	0.80

Agriculture	24.71%	Precious Metals	17.58%
Coffee	3.72	Gold	7.15
Sugar	3.67	Silver	6.87
Wheat	3.58	Palladium	1.78
Soybeans	3.51	Platinum	1.78
Soybean Oil	3.44
Corn	3.40	Livestock	7.56%
Cocoa	1.69	Lean Hogs	3.56
Cotton	1.68	Live Cattle	3.53
Soybean Meal	0.01	Feeder Cattle	0.47
Kansas Wheat	0.01

See Endnotes and Additional Disclosures in this report.

4

Parametric Commodity Strategy Fund

December 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Prior to 7/1/14, this Index was named Dow Jones-UBS Commodity Index Total Return. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Investor Class is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/15. Without the reimbursement, if applicable, performance would have been lower.
[5]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

Fund profile subject to change due to active management.

5

Parametric Commodity Strategy Fund

December 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14 – 12/31/14)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$793.10	$4.29	**	0.95%
Institutional Class	$1,000.00	$794.10	$3.17	**	0.70%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,020.40	$4.84	**	0.95%
Institutional Class	$1,000.00	$1,021.70	$3.57	**	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Commodity Strategy Fund

December 31, 2014

Consolidated Portfolio of Investments

Exchange-Traded Notes (ETN) — 0.5%

Security	Units	Value

iPath Bloomberg Commodity Index Total Return ETN (Barclays Bank PLC), 0%, 6/12/36(1)	14,822	$443,326

Total Exchange-Traded Notes (identified cost $515,541)		$443,326

Short-Term Investments — 104.5%

U.S. Treasury Obligations — 90.8%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/8/15(2)	$30,750	$30,749,969
U.S. Treasury Bill, 0.00%, 2/5/15(2)	9,500	9,499,877
U.S. Treasury Bill, 0.00%, 9/17/15	5,000	4,994,175
U.S. Treasury Bill, 0.00%, 10/15/15(2)	37,230	37,178,995

Total U.S. Treasury Obligations (identified cost $82,439,569)		$82,423,016

Other — 13.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(3)	$12,501	$12,500,504

Total Other (identified cost $12,500,504)		$12,500,504

Total Short-Term Investments (identified cost $94,940,073)		$94,923,520

Total Investments — 105.0% (identified cost $95,455,614)		$95,366,846

Other Assets, Less Liabilities — (5.0)%		$(4,558,933)

Net Assets — 100.0%		$90,807,913

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security does not guarantee any return of principal at maturity, upon redemption or otherwise, and does not pay any interest during its term. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee. Security is also subject to credit risk of the indicated issuer.

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2014.

7	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2014
Unaffiliated investments, at value (identified cost, $82,955,110)	$82,866,342
Affiliated investment, at value (identified cost, $12,500,504)	12,500,504
Interest receivable from affiliated investment	1,607
Receivable for investments sold	1,204,111
Receivable for Fund shares sold	1,048,839
Receivable for open swap contracts	419,660
Receivable from affiliates	29,707
Total assets	$98,070,770

Liabilities
Payable for Fund shares redeemed	$510,413
Payable for open swap contracts	2,750,122
Payable for closed swap contracts	3,842,527
Payable to affiliates:
Investment adviser and administration fee	45,485
Distribution and service fees	434
Trustees’ fees	1,272
Accrued expenses	112,604
Total liabilities	$7,262,857
Net Assets	$90,807,913

Sources of Net Assets
Paid-in capital	$94,218,222
Accumulated net realized loss	(991,079)
Net unrealized depreciation	(2,419,230)
Total	$90,807,913

Investor Class Shares
Net Assets	$2,047,374
Shares Outstanding	317,891
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.44

Institutional Class Shares
Net Assets	$88,760,539
Shares Outstanding	13,695,342
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.48

8	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2014

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2014
Interest	$74,080
Interest allocated from affiliated investment	19,721
Expenses allocated from affiliated investment	(2,523)
Total investment income	$91,278

Expenses
Investment adviser and administration fee	$574,261
Distribution and service fees
Investor Class	6,012
Trustees’ fees and expenses	4,965
Custodian fee	143,235
Transfer and dividend disbursing agent fees	19,604
Legal and accounting services	103,931
Printing and postage	17,796
Registration fees	55,504
Miscellaneous	21,025
Total expenses	$946,333
Deduct —
Allocation of expenses to affiliates	$246,926
Reduction of custodian fee	46
Total expense reductions	$246,972

Net expenses	$699,361

Net investment loss	$(608,083)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(399,540)
Investment transactions allocated from affiliated investment	189
Swap contracts	(11,213,210)
Net realized loss	$(11,612,561)
Change in unrealized appreciation (depreciation) —
Investments	$(61,039)
Swap contracts	(2,537,101)
Net change in unrealized appreciation (depreciation)	$(2,598,140)

Net realized and unrealized loss	$(14,210,701)

Net decrease in net assets from operations	$(14,818,784)

9	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(608,083)	$(551,941)
Net realized loss from investment transactions and swap contracts	(11,612,561)	(10,330,517)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(2,598,140)	774,825
Net decrease in net assets from operations	$(14,818,784)	$(10,107,633)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$987,929	$2,474,130
Institutional Class	79,570,041	102,407,690
Cost of shares redeemed
Investor Class	(869,935)	(658,815)
Institutional Class	(60,414,727)	(87,383,612)
Net increase in net assets from Fund share transactions	$19,273,308	$16,839,393

Net increase in net assets	$4,454,524	$6,731,760

Net Assets
At beginning of year	$86,353,389	$79,621,629
At end of year	$90,807,913	$86,353,389

10	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2014

Consolidated Financial Highlights

	Investor Class
	Year Ended December 31,				Period Ended December 31, 2012(1)
	2014		2013
Net asset value — Beginning of period	$7.560		$8.460		$8.800

Income (Loss) From Operations
Net investment loss(2)	$(0.067)		$(0.068)		$(0.076)
Net realized and unrealized gain (loss)	(1.053)		(0.832)		0.052

Total loss from operations	$(1.120)		$(0.900)		$(0.024)

Less Distributions
From net investment income	$—		$—		$(0.081)
From net realized gain	—		—		(0.003)
Tax return of capital	—		—		(0.232)

Total distributions	$—		$—		$(0.316)

Net asset value — End of period	$6.440		$7.560		$8.460

Total Return(3)	(14.81)%		(10.64)%		(0.27	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,047		$2,280		$683
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.98%		1.00%		1.00	%(7)
Net investment loss	(0.88)%		(0.87)%		(0.87	)%(7)
Portfolio Turnover	1,232	%(8)	2,797	%(8)	3,455	%(8)(9)

(1)	For the period from the commencement of operations, January 3, 2012, to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)	Not annualized.

(5)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.26%, 0.39% and 0.43% of average daily net assets for the years ended December 31, 2014 and 2013 and the period ended December 31, 2012, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Excluding the Fund’s investment in exchange-traded notes, which are used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

(9)	For the year ended December 31, 2012.

11	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2014

Consolidated Financial Highlights — continued

	Institutional Class
	Year Ended December 31,						Period Ended December 31, 2011(1)
	2014		2013		2012
Net asset value — Beginning of period	$7.590		$8.470		$8.600		$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.048)		$(0.049)		$(0.055)		$(0.038)
Net realized and unrealized gain (loss)	(1.062)		(0.831)		0.252		(1.339)

Total income (loss) from operations	$(1.110)		$(0.880)		$0.197		$(1.377)

Less Distributions
From net investment income	$—		$—		$(0.084)		$(0.023)
From net realized gain	—		—		(0.003)		—
Tax return of capital	—		—		(0.240)		—

Total distributions	$—		$—		$(0.327)		$(0.023)

Net asset value — End of period	$6.480		$7.590		$8.470		$8.600

Total Return(3)	(14.62)%		(10.39)%		2.30%		(13.77	)%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,761		$84,073		$78,938		$29,701
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.73%		0.75%		0.75%		0.75	%(8)
Net investment loss	(0.63)%		(0.62)%		(0.63)%		(0.67	)%(8)
Portfolio Turnover	1,232	%(9)	2,797	%(9)	3,455	%(9)	1,732	%(4)(9)

(1)	For the period from the start of business, May 25, 2011, to December 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

During the period ended December 31, 2011, the Fund received a payment made by an affiliate for a trading error which amounted to $0.024 per share. Had the Fund not received this payment, total return would have been lower by 0.20%.

(6)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.26%, 0.39%, 0.43% and 1.90% of average daily net assets for the years ended December 31, 2014, 2013 and 2012 and the period ended December 31, 2011, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Excluding the Fund’s investment in exchange-traded notes, which are used as temporary cash investments but offer commodity exposure, the portfolio turnover would be 0%.

12	See Notes to Consolidated Financial Statements.

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Commodity Strategy Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSC Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2014 were $15,305,280 or 16.9% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

13

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2014, accumulated net realized loss was decreased by $11,634,406, accumulated net investment loss was decreased by $608,083 and paid-in capital was decreased by $12,242,489 due to differences between book and tax accounting, primarily for swap contracts, investments in partnerships, net operating losses and the Fund’s investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(66,584)
Net unrealized depreciation	$(3,343,725)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to investments in partnerships, swap contracts and the Fund’s investment in the Subsidiary.

At December 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $66,584 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital

14

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2014, $33,682 are short-term and $32,902 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidiary, at December 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$117,940,652

Gross unrealized appreciation	$672
Gross unrealized depreciation	(27,578,105)

Net unrealized depreciation	$(27,577,433)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory and administrative agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.60% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over, and is payable monthly. For the year ended December 31, 2014, the investment adviser and administration fee amounted to $574,261 or 0.60% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Parametric have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.95% and 0.70% (1.00% and 0.75% prior to July 10, 2014) of the Fund’s consolidated average daily net assets of Investor Class and Institutional Class, respectively. This agreement may be changed or terminated at any time after April 30, 2015. Pursuant to this agreement, EVM and Parametric were allocated $246,926 in total of the Fund’s operating expenses for the year ended December 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2014, EVM earned $345 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2014 amounted to $6,012 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $21,394,484 and $23,108,154, respectively, for the year ended December 31, 2014.

15

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2014	2013

Sales	133,856	304,669
Redemptions	(117,694)	(83,745)

Net increase	16,162	220,924

	Year Ended December 31,
Institutional Class	2014	2013

Sales	10,944,763	12,972,219
Redemptions	(8,331,303)	(11,213,671)

Net increase	2,613,460	1,758,548

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2014 is as follows:

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$475,809	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.13%	1/6/15	$(98,373)
Barclays Bank PLC	200,000	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.13	1/6/15	(16,139)
Barclays Bank PLC	558,459	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.14	1/6/15	(98,131)
Barclays Bank PLC	299,999	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.14	1/6/15	(12,073)
Barclays Bank PLC	2,797,706	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.14	1/6/15	(531,074)

16

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$300,000	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.14%	1/6/15	$(25,735)
Barclays Bank PLC	850,003	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.14	1/6/15	(53,483)
Barclays Bank PLC	675,001	Pays	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Receives	0.14	1/6/15	—
Barclays Bank PLC	2,443,945	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.14	1/6/15	(445,343)
Barclays Bank PLC	249,998	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.14	1/6/15	(34,158)
Barclays Bank PLC	250,002	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.14	1/6/15	(19,396)
Barclays Bank PLC	300,001	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.14	1/6/15	(17,391)
Barclays Bank PLC	899,998	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.14	1/6/15	(38,792)
Barclays Bank PLC	449,997	Pays	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Receives	0.14	1/6/15	29,474
Barclays Bank PLC	429,998	Pays	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Receives	0.14	1/6/15	—
Barclays Bank PLC	266,591	Receives	Excess Return on Bloomberg Tin SubIndex	Pays	0.15	1/6/15	(13,489)
Barclays Bank PLC	2,550,511	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.15	1/6/15	(165,355)
Barclays Bank PLC	450,000	Pays	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Receives	0.15	1/6/15	23,123
Barclays Bank PLC	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.15	1/6/15	(13,614)
Barclays Bank PLC	750,000	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.15	1/6/15	(12,099)
Barclays Bank PLC	2,332,320	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.15	1/6/15	(25,628)
Barclays Bank PLC	199,999	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.15	1/6/15	(2,956)
Barclays Bank PLC	649,998	Pays	Excess Return on S&P GSCI 1 Month Forward Copper Index	Receives	0.15	1/6/15	15,364
Barclays Bank PLC	200,001	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.15	1/6/15	(3,036)

17

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$900,001	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.15%	1/6/15	$(7,248)
Barclays Bank PLC	400,000	Pays	Excess Return on S&P GSCI 1 Month Forward Copper Index	Receives	0.15	1/6/15	1,710
Barclays Bank PLC	2,254,153	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.15	1/6/15	(45,729)
Barclays Bank PLC	700,000	Pays	Excess Return on S&P GSCI 1 Month Forward Gold Index	Receives	0.15	1/6/15	23,626
Barclays Bank PLC	300,001	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.15	1/6/15	(9,390)
Barclays Bank PLC	800,000	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.15	1/6/15	2,955
Barclays Bank PLC	250,000	Pays	Excess Return on S&P GSCI 1 Month Forward Gold Index	Receives	0.15	1/6/15	(464)
Barclays Bank PLC	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.15	1/6/15	—
Barclays Bank PLC	587,352	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.15	1/6/15	(50,075)
Barclays Bank PLC	300,001	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.15	1/6/15	(2,967)
Barclays Bank PLC	1,213,450	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.15	1/6/15	(107,727)
Barclays Bank PLC	250,000	Pays	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Receives	0.15	1/6/15	13,482
Barclays Bank PLC	250,000	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.15	1/6/15	(7,412)
Barclays Bank PLC	400,000	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.15	1/6/15	(13,074)
Barclays Bank PLC	2,158,717	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.15	1/6/15	(107,177)
Barclays Bank PLC	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.15	1/6/15	(12,506)
Barclays Bank PLC	500,001	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.15	1/6/15	(13,462)
Barclays Bank PLC	800,000	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.15	1/6/15	(4,565)
Barclays Bank PLC	250,000	Pays	Excess Return on S&P GSCI 1 Month Forward Silver Index	Receives	0.15	1/6/15	2,853
Barclays Bank PLC	1,000,001	Pays	Excess Return on S&P GSCI 1 Month Forward Silver Index	Receives	0.15	1/6/15	88,488
Barclays Bank PLC	1,204,849	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.15	1/6/15	(22,419)
Barclays Bank PLC	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.15	1/6/15	1,305
Barclays Bank PLC	306,693	Receives	Excess Return on S&P GSCI Palladium Index	Pays	0.15	1/6/15	293
Barclays Bank PLC	375,001	Receives	Excess Return on S&P GSCI Palladium Index	Pays	0.15	1/6/15	—

18

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$690,672	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.15%	1/6/15	$(11,183)
Barclays Bank PLC	203,016	Receives	Excess Return on S&P GSCI 1 Month Forward Feeder Cattle Index	Pays	0.20	1/6/15	(12,790)
Barclays Bank PLC	519,179	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.20	1/6/15	(30,034)
Barclays Bank PLC	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.20	1/6/15	2,622
Barclays Bank PLC	550,000	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.20	1/6/15	—
Barclays Bank PLC	1,134,237	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.20	1/6/15	(29,666)
Barclays Bank PLC	200,000	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.20	1/6/15	995
Barclays Bank PLC	300,000	Pays	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Receives	0.20	1/6/15	(527)
Barclays Bank PLC	200,000	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.20	1/6/15	1,222
Barclays Bank PLC	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.20	1/6/15	4,059
Barclays Bank PLC	210,000	Pays	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Receives	0.20	1/6/15	1,509
Barclays Bank PLC	2,026,445	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.23	1/6/15	(243,049)
Barclays Bank PLC	700,000	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.23	1/6/15	(65,677)
Barclays Bank PLC	500,000	Pays	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Receives	0.23	1/6/15	52,184
Barclays Bank PLC	250,000	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.23	1/6/15	(29,393)
Barclays Bank PLC	200,000	Pays	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Receives	0.23	1/6/15	18,662
Barclays Bank PLC	200,000	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.23	1/6/15	(14,948)

19

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$900,000	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.23%	1/6/15	$(31,767)
Barclays Bank PLC	450,000	Pays	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Receives	0.23	1/6/15	—
Barclays Bank PLC	1,181,133	Receives	Excess Return on Bloomberg 3 Month Forward Soybean Oil Index	Pays	0.25	1/6/15	(948)
Barclays Bank PLC	200,000	Pays	Excess Return on Bloomberg 3 Month Forward Soybean Oil Index	Receives	0.25	1/6/15	(788)
Barclays Bank PLC	450,000	Receives	Excess Return on Bloomberg 3 Month Forward Soybean Oil Index	Pays	0.25	1/6/15	(580)
Barclays Bank PLC	200,000	Pays	Excess Return on Bloomberg 3 Month Forward Soybean Oil Index	Receives	0.25	1/6/15	1,416
Barclays Bank PLC	581,066	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.25	1/6/15	11,709
Barclays Bank PLC	1,302,211	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.25	1/6/15	(121,136)
Barclays Bank PLC	200,000	Pays	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Receives	0.25	1/6/15	12,512
Barclays Bank PLC	500,000	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.25	1/6/15	(16,147)
Barclays Bank PLC	1,137,085	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.25	1/6/15	44,441
Barclays Bank PLC	350,000	Pays	Excess Return on S&P GSCI 1 Month Forward Corn Index	Receives	0.25	1/6/15	1,358
Barclays Bank PLC	350,000	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.25	1/6/15	(12,557)
Barclays Bank PLC	572,941	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.25	1/6/15	5,947
Barclays Bank PLC	1,162,721	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.25	1/6/15	20,893
Barclays Bank PLC	299,999	Pays	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Receives	0.25	1/6/15	7,258
Barclays Bank PLC	400,002	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.25	1/6/15	(8,533)
Barclays Bank PLC	1,230,858	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.25	1/6/15	(46,721)
Barclays Bank PLC	300,000	Pays	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Receives	0.25	1/6/15	12,510
Barclays Bank PLC	550,000	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.25	1/6/15	(12,614)

20

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	$1,260,775	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.25%	1/6/15	$302
Barclays Bank PLC	300,000	Pays	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Receives	0.25	1/6/15	3,926
Barclays Bank PLC	250,000	Pays	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Receives	0.25	1/6/15	13,462
Barclays Bank PLC	350,000	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.25	1/6/15	(20,155)
Barclays Bank PLC	300,000	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.25	1/6/15	—
Merrill Lynch International	52,396,726	Receives	Excess Return on 1 Month Merrill Lynch MLBX PBR2 Custom Index(1) (2)	Pays	0.23	3/31/15	(10,429)

							$(2,330,462)

(1)	Represents a custom index created by Merrill Lynch intended to replicate the commodity strategy of the Fund, and is based on a basket of underlying commodity future indices as follows:

Commodity	Index	% Weight

Natural Gas	SGECNGP	7.18%
Crude Oil (WTI)	SG1MCLP	1.79%
Brent Crude	SG1MBRP	1.79%
Unleaded Gasoline	SG1MHUP	7.18%
GasOil	SG1MGOP	7.18%
Live Cattle	SG1MLCP	3.59%
Lean Hogs	SG1MLHP	3.59%
Feeder Cattle	SG1MFCP	0.45%
Wheat (Chicago)	SG1MWHP	3.59%
Corn	SG1MCNP	3.59%
Soybeans	SG1MSOP	3.59%
Soybean Oil	BCOMBO3	3.59%
Aluminum	SG1MIAP	7.17%

Commodity	Index	% Weight

Copper (LME)	SG1MICP	7.17%
Zinc	SG1MIZP	3.59%
Nickel	SG1MIKP	3.59%
Lead	SG1MILP	1.79%
Tin	BCOMSN	0.90%
Gold	SG1MGCP	7.17%
Silver	SG1MSIP	7.17%
Platinum	SPGCPLP	1.79%
Palladium	SPGCPAP	1.79%
Sugar	SG1MSBP	3.59%
Cotton	SG1MCTP	1.79%
Coffee	SG1MKCP	3.59%
Cocoa	SG1MCCP	1.79%

(2)

Swap is subject to optional notional adjustments prior to the termination date whereby the Fund may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

LME	–	London Metal Exchange
WTI	–	West Texas Intermediate

At December 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to commodity risk in the normal course of pursuing its investment objective. Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including total return swaps based on a commodity index, and commodity exchange-traded notes that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which may trigger a payment by the Fund for those

21

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

derivatives in a liability position. At December 31, 2014, the fair value of derivatives with credit-related contingent features in a net liability position was $2,750,122. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $9,250,190 at December 31, 2014.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is commodity risk at December 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap contracts	$419,660	(1)	$(2,750,122	)(2)

Total Derivatives subject to master netting or similar agreements	$419,660		$(2,750,122)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

(2)	Consolidated Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of December 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$419,660	$(419,660)	$—	$—	$—

22

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(2,739,693)	$419,660	$2,320,033	$—	$—
Merrill Lynch International	(10,429)	—	10,429	—	—

	$(2,750,122)	$419,660	$2,330,462	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is commodity risk for the year ended December 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap contracts	$(11,213,210	)(1)	$(2,537,101	)(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swap contracts outstanding during the year ended December 31, 2014, which is indicative of the volume of this derivative type, was approximately $95,500,000.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2014.

9  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

23

Parametric Commodity Strategy Fund

December 31, 2014

Notes to Consolidated Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Exchange-Traded Notes (ETN)	$443,326	$—	$—	$443,326
Short-Term Investments —
U.S. Treasury Obligations	—	82,423,016	—	82,423,016
Other	—	12,500,504	—	12,500,504

Total Investments	$443,326	$94,923,520	$—	$95,366,846

Swap Contracts	$—	$419,660	$—	$419,660

Total	$443,326	$95,343,180	$—	$95,786,506

Liability Description

Swap Contracts	$—	$(2,750,122)	$—	$(2,750,122)

Total	$—	$(2,750,122)	$—	$(2,750,122)

The Fund held no investments or other financial instruments as of December 31, 2013 whose fair value was determined using Level 3 inputs. At December 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

24

Parametric Commodity Strategy Fund

December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Commodity Strategy Fund and subsidiary as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2015

25

Parametric Commodity Strategy Fund

December 31, 2014

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

26

Parametric Commodity Strategy Fund

December 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

27

Parametric Commodity Strategy Fund

December 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.

28

Parametric Commodity Strategy Fund

December 31, 2014

Management and Organization — continued

(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

30

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5255    12.31.14

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

Parametric Commodity Strategy Fund, Eaton Vance Stock Fund (formerly, Eaton Vance Large-Cap Core Research Fund), Eaton Vance Tax-Managed Growth Fund 1.1 and Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 37 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Parametric Commodity Strategy Fund

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$49,460	$51,960
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$34,660	$35,800
All Other Fees(3)	$0	$0

Total	$84,120	$87,760

Eaton Vance Stock Fund (formerly, Eaton Vance Large-Cap Core Research Fund)

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$12,940	$13,340
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,770	$11,290
All Other Fees(3)	$0	$0

Total	$21,710	$24,630

Eaton Vance Tax-Managed Growth Fund 1.1

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$15,460	$15,960
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,810	$7,510
All Other Fees(3)	$0	$0

Total	$22,270	$23,470

Eaton Vance Tax-Managed Growth Fund 1.2

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$15,460	$15,960
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,810	$7,510
All Other Fees(3)	$0	$0

Total	$22,270	$23,470

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31,  February 28, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/13	9/30/13	10/31/13	12/31/13	1/31/14	8/31/14	9/30/14	10/31/14	12/31/14
Audit Fees	$116,530	$117,400	$556,530	$93,320	$125,080	$47,050	$122,212	$558,976	$97,220
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$55,490	$29,970	$299,460	$57,050	$40,790	$15,655	$33,950	$327,920	$62,110
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$172,020	$147,370	$855,990	$150,370	$165,870	$62,705	$156,162	$886,896	$159,330

*	Information is not presented for fiscal year ended 8/31/13, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	1/31/13	9/30/13	10/31/13	12/31/13	1/31/14	8/31/14	9/30/14	10/31/14	12/31/14
Registrant(1)	$55,490	$29,970	$299,460	$57,050	$40,790	$15,655	$33,950	$327,920	$62,110
Eaton Vance(2)	$544,549	$369,820	$526,385	$409,385	$370,325	$256,315	$256,315	$99,750	$99,750

*	Information is not presented for fiscal year ended 8/31/13, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 17, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 17, 2015